Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT is made and entered into as of January 29, 2025 (this “Agreement”), by and between Keystone Capital Partners, LLC, a Delaware limited liability company (the “Investor”), and ProPhase Labs, Inc., a Delaware corporation (the “Company”).

RECiTALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to the lesser of (i) $7,730,973 worth of newly issued shares of the Company’s common stock, par value $0.0005 per share (the “Common Stock”), and (ii) the Exchange Cap (to the extent applicable under Section 2.4 hereof);

WHEREAS, in consideration for the Investor’s execution and delivery of this Agreement, the Company shall cause its Transfer Agent to issue to the Investor the Commitment Shares in accordance with the terms and subject to the conditions of this Agreement;

WHEREAS, the issuance of the Commitment Shares and the offer and sale of the Shares hereunder have been registered by the Company under the Registration Statement, which has been declared effective by order of the Commission under the Securities Act;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

PURCHASE AND SALE OF COMMON STOCK

Section 1.1. Purchase and Sale of Stock. Upon the terms and subject to the conditions of this Agreement, during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, up to the lesser of (i) $7,730,973 (the “Total Commitment”) in aggregate gross purchase price of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock and (ii) the Exchange Cap, to the extent applicable under Section 2.4 (such lesser amount of shares of Common Stock, the “Aggregate Limit”), by the delivery to the Investor of Fixed Purchase Notices, VWAP Purchase Notices or Additional VWAP Purchase Notices as provided in Article II.

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Section 1.2. Commencement Date; Settlement Dates. This Agreement shall become effective and binding upon (a) the issuance by the Company of the Commitment Shares to the Investor or its designees as provided herein, (b) the delivery of counterpart signature pages of this Agreement executed by each of the parties hereto and thereto, and (c) the delivery of all other documents, instruments and writings required to be delivered on the Commencement Date, in each case as provided in Section 6.1, to the offices of Pryor Cashman LLP, 7 Times Square, New York, NY 10036, at 1:00 p.m., New York City time, on the Commencement Date, or such other time and place as the parties hereto shall agree. In consideration of, and in express reliance upon, the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, during the Investment Period the Company, at its sole option and discretion, may issue and sell to the Investor, and, if the Company elects to so issue and sell, the Investor shall purchase from the Company, the Shares in respect of each Fixed Purchase, VWAP Purchase and Additional VWAP Purchase (each, a “Settlement”). The payment for the Shares in respect of each Fixed Purchase, VWAP Purchase and Additional VWAP Purchase shall occur (i) on the second (2nd) Trading Day following delivery of the Shares by the Company, and (ii) in accordance with Article II hereof; provided, that all of the conditions precedent in Article VI shall have been fulfilled at the applicable times set forth in Article VI.

Section 1.3. Initial Public Announcements and Required Filings. As soon as practicable, but in any event not later than 9:00 a.m. (New York time) on the Trading Day immediately following the date of this Agreement, the Company shall file with the Commission (i) a Current Report on Form 8-K describing the material terms of the transactions contemplated by the Transaction Documents, including, without limitation, the issuance of the Commitment Shares to the Investor, and attaching as exhibits thereto copies of this Agreement, and, if applicable, any press release issued by the Company disclosing the execution of this Agreement by the Company (including all exhibits thereto, the “Current Report”) and (ii) a Prospectus Supplement pursuant to Rule 424(b) under the Securities Act specifically relating to the transactions contemplated by, and describing the material terms and conditions of, this Agreement, containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430B under the Securities Act, and disclosing all information relating to the transactions contemplated hereby required to be disclosed in the Registration Statement and the Prospectus as of the Commencement Date, including, without limitation, information required to be disclosed in the section captioned “Plan of Distribution” in the Prospectus (the “Initial Prospectus Supplement”). The Company has prior to the date hereof provided the Investor with a reasonable opportunity to comment on a draft of the Current Report and Initial Prospectus Supplement and has given due consideration to all such comments. From and after the filing of the Current Report with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Investor covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 1.3, the Investor shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions), except that the Investor may disclose the terms of such transactions to its financial, accounting, legal and other advisors (provided that the Investor directs such Persons to maintain the confidentiality of such information). To the extent not previously disclosed in a Prospectus Supplement or a current report on Form 8-K filed with the Commission, the Company shall disclose, in each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K filed with the Commission, the aggregate number of shares of Common Stock sold pursuant to Fixed Purchases, VWAP Purchases and/or Additional VWAP Purchases consummated during the relevant fiscal quarter as well as the aggregate net proceeds to the Company from such Fixed Purchases, VWAP Purchases and/or Additional VWAP Purchases.

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Article II

PURCHASE TERMS

Subject to the satisfaction or (to the extent permitted by applicable law) waiver of the conditions set forth in this Agreement, the parties agree (unless otherwise mutually agreed upon by the parties in writing) as follows:

Section 2.1. Fixed Purchases. Upon the initial satisfaction or waiver of all of the conditions set forth in set forth in Section 6.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction or waiver of all of the conditions set forth in Section 6.3, and on any business day selected by the Company where the Closing Sale Price on the applicable national market, or quotation service, is equal to or greater than $0.25, the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Fixed Purchase Notice, to purchase a Fixed Purchase Share Amount, not to exceed the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date), at the applicable Fixed Purchase Price therefor on the applicable Fixed Purchase Date in accordance with this Agreement (each such purchase a “Fixed Purchase”); provided, however, that the Investor’s committed obligation under any single Fixed Purchase shall not exceed the lower of 100,000 shares of Common Stock or $100,000 (provided that all shares of Common Stock in respect of all prior Fixed Purchases, VWAP Purchases and Additional VWAP Purchases shall have been delivered to the Investor via Deposit/Withdrawal at Custodian (“DWAC”)). If the Company delivers any Fixed Purchase Notice directing the Investor to purchase a Fixed Purchase Share Amount in excess of the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date), such Fixed Purchase Notice shall be void ab initio to the extent of the amount by which the Fixed Purchase Share Amount set forth in such Fixed Purchase Notice exceeds such applicable Fixed Purchase Maximum Amount, and the Investor shall have no obligation to purchase such excess Shares in respect of such Fixed Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Fixed Purchase Maximum Amount in such Fixed Purchase. The Company may deliver a Fixed Purchase Notice, in the Form attached hereto as Annex 2.1, to the Investor as often as every Trading Day, so long as (i) the Closing Sale Price of the Common Stock on such Trading Day is not less than $0.25 and (ii) all Shares subject to all prior Fixed Purchase Notices, VWAP Purchase Notices and Additional VWAP Purchase Notices (as applicable) have theretofore been received by the Investor as DWAC Shares. Since delivery of a Fixed Purchase Notice is made by the Company after market close on the applicable Fixed Purchase Date, the Fixed Purchase Price is determined and fixed at the time the Company delivers the Fixed Purchase to the Investor. At or prior to 5:30 p.m., New York City time, on the Fixed Purchase Date, the Investor shall provide to the Company a written confirmation of such Fixed Purchase, in the Form attached hereto as Annex 2.1B, setting forth the applicable Fixed Purchase Share Amount and Fixed Purchase Price for such Fixed Purchase (each, a “Fixed Purchase Confirmation”).

Section 2.2. VWAP Purchases. Upon the initial satisfaction or waiver of all of the conditions set forth in set forth in Section 6.2, on the Commencement Date and from time to time thereafter, and on any business day selected by the Company where the Closing Sale Price on the applicable national market, or quotation service is equal to or greater than $0.25, subject to the satisfaction of all of the conditions set forth in Section 6.3, in addition to purchases of Shares as described in Section 2.1, the Company shall also have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a VWAP Purchase Notice, to purchase the applicable VWAP Purchase Share Amount, not to exceed the applicable VWAP Purchase Maximum Amount, at the applicable VWAP Purchase Price therefor on the applicable VWAP Purchase Date in accordance with this Agreement (each such purchase, a “VWAP Purchase”); provided, however, that the Investor’s aggregate committed obligation under a VWAP Purchase and all Additional VWAP Purchases shall not exceed $5,000,000 in the aggregate for such VWAP Purchase and all such Additional VWAP Purchases, collectively. The Company may deliver a VWAP Purchase Notice, in the Form attached hereto as Annex 2.2, to the Investor only (i) on a Trading Day on which the Company also properly submitted a Fixed Purchase Notice providing for a Fixed Purchase of an amount of Shares not less than the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date), (ii) if all Shares subject to all prior Fixed Purchase Notices, VWAP Purchase Notices, and Additional VWAP Purchase Notices (as applicable) have theretofore been received by the Investor as DWAC Shares and (iii) 300% of the number of Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Fixed Purchase Notice for the corresponding Fixed Purchase have traded since the VWAP Purchase Commencement Time. The Investor is obligated to accept each VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any VWAP Purchase Notice directing the Investor to purchase a VWAP Purchase Share Amount in excess of the applicable VWAP Purchase Maximum Amount that the Company is then permitted to include in such VWAP Purchase Notice, such VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the VWAP Purchase Share Amount set forth in such VWAP Purchase Notice exceeds such applicable VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase such excess Shares in respect of such VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable VWAP Purchase Maximum Amount in such VWAP Purchase At or prior to 9:30 a.m., New York City time, on the Trading Day immediately following the VWAP Purchase Date for each VWAP Purchase, the Investor shall provide to the Company a written confirmation of such VWAP Purchase, in the Form attached hereto as Annex 2.2B, setting forth the applicable VWAP Purchase Share Amount and VWAP Purchase Price for such VWAP Purchase (each, a “VWAP Purchase Confirmation”).

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Section 2.3. Additional VWAP Purchases. Upon the initial satisfaction or waiver of all of the conditions set forth in set forth in Section 6.3 on the Commencement Date and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 6.3, in addition to purchases of Shares as described in Section 2.1 and Section 2.2, the Company shall also have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of an Additional VWAP Purchase Notice, to purchase the applicable Additional VWAP Purchase Share Amount, not to exceed the applicable Additional VWAP Purchase Maximum Amount, at the applicable Additional VWAP Purchase Price therefor on the applicable Additional VWAP Purchase Date in accordance with this Agreement (each such purchase, an “Additional VWAP Purchase”); provided, however, that the Investor’s aggregate committed obligation under a VWAP Purchase and all Additional VWAP Purchases, the applicable Additional VWAP Purchase Date therefor is the same Trading Day as the applicable VWAP Purchase Date for such VWAP Purchase, shall not exceed $5,000,000 in the aggregate for such VWAP Purchase and all such Additional VWAP Purchases, collectively. The Company may deliver an Additional VWAP Purchase Notice, in the Form attached hereto as Annex 2.3, to the Investor only (i) on a Trading Day that is also the VWAP Purchase Date for a VWAP Purchase with respect to which the Company properly submitted to the Investor a VWAP Purchase Notice in accordance with this Agreement on the applicable Fixed Purchase Date for a Fixed Purchase of an amount of Shares not less than the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date), (ii) if all Shares subject to all prior Fixed Purchase Notices, VWAP Purchase Notices, and Additional VWAP Purchase Notices, including, without limitation, all prior VWAP Purchases and Additional VWAP Purchases effected on the same Trading Day as the Additional VWAP Purchase Date on which the applicable Additional VWAP Purchase is to be effected, as applicable, have theretofore been received by the Investor as DWAC Shares and (iii) 300% of the number of Shares directed by the Company to be purchased by the Investor pursuant to the corresponding VWAP Purchase Notice for the corresponding VWAP Purchase have traded since the Additional VWAP Purchase Commencement Time. The Investor is obligated to accept each Additional VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any Additional VWAP Purchase Notice directing the Investor to purchase an Additional VWAP Purchase Share Amount in excess of the applicable Additional VWAP Purchase Maximum Amount that the Company is then permitted to include in such Additional VWAP Purchase Notice, such Additional VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the Additional VWAP Purchase Share Amount set forth in such Additional VWAP Purchase Notice exceeds such applicable Additional VWAP Purchase Maximum Amount, and the Investor shall have no obligation to purchase such excess Shares in respect of such Additional VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the applicable Additional VWAP Purchase Maximum Amount in such Additional VWAP Purchase At or prior to 9:30 a.m., New York City time, on the Trading Day immediately following the Additional VWAP Purchase Date for each Additional VWAP Purchase, the Investor shall provide to the Company a written confirmation of such Additional VWAP Purchase, in the Form attached hereto as Annex 2.3B, setting forth the applicable Additional VWAP Purchase Share Amount and Additional VWAP Purchase Price for such Additional VWAP Purchase (each, an “Additional VWAP Purchase Confirmation”).

Section 2.4. Compliance with Rules of Trading Market.

(a) Share Issuance Restriction. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby, including the Commitment Shares, would exceed 5,971,818 (such maximum number of shares of Common Stock issuable by the Company under this Agreement, the “Exchange Cap”), which equals 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of this Agreement, , unless the Company’s stockholders have approved the issuance of Common Stock pursuant to this Agreement in excess of the Exchange Cap in accordance with the applicable rules of the Trading Market; provided, however, that the foregoing limitation shall not apply if at any time the Exchange Cap is reached and at all times thereafter the average price paid for all shares of Common Stock issued under this Agreement is equal to or greater than $0.48 (the “Minimum Price”), a price equal to the lower of (i) the Nasdaq Official Closing Price immediately preceding the execution of this Agreement or (ii) the arithmetic average of the five (5) Nasdaq Official Closing Prices for the Common Stock immediately preceding the execution of this Agreement, as adjusted in accordance with the rules of the Trading Market (in such circumstance, for purposes of the Trading Market, the transaction contemplated hereby would not be “below market” and the Exchange Cap would not apply). Notwithstanding the foregoing, the Company shall not be required or permitted to issue, and the Investor shall not be required to purchase, any shares of Common Stock under this Agreement if such issuance would violate the rules or regulations of the Trading Market. The Company may, in its sole discretion, determine whether to obtain stockholder approval to issue more than 19.99% of its outstanding shares of Common Stock hereunder if such issuance would require stockholder approval under the rules or regulations of the Trading Market. The Exchange Cap shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market.

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(b) General. The Company shall not issue or sell any shares of Common Stock pursuant to this Agreement if such issuance or sale would reasonably be expected to result in (A) a violation of the Securities Act or (B) a breach of the rules of the Trading Market. The provisions of this Section 2.4 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 2.4 only if necessary to ensure compliance with the Securities Act and the applicable rules of the Trading Market.

Section 2.5. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its Affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than the next business day on which the Transfer Agent is open for business) confirm orally or in writing to the Investor the number of shares of Common Stock outstanding as of the most recent date for which the Transfer Agent has such information. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 2.5 and the application of this Section 2.5. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 2.5 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.5 to the extent necessary to properly give effect to the limitations contained in this Section 2.5.

Section 2.6. Commitment Shares. In consideration for the Investor’s execution and delivery of this Agreement, concurrently with the execution and delivery of this Agreement on the Closing Date, the Company shall deliver irrevocable instructions to its Transfer Agent to issue to the Investor or its designee(s) the Commitment Shares, as DWAC Shares, not later than 4:00 p.m. (New York City time) on the Trading Day following the Closing Date, and prior to the delivery of the initial Fixed Purchase Notice. The Commitment Shares shall be issued pursuant to the Registration Statement and the Prospectus and shall be freely tradable and transferable and without restriction on resale and without any stop transfer instructions maintained against the transfer thereof. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Closing Date, regardless of whether any Fixed Purchases or VWAP Purchases are effected hereunder and regardless of any subsequent termination of this Agreement.

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Article III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 3.1. Organization and Standing of the Investor. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

Section 3.2. Authorization and Power. The Investor has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement and to purchase or acquire the Securities in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no further consent or authorization of the Investor, its Board of Directors or its members is required. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 3.3. No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby do not and shall not (i) result in a violation of such Investor’s certificate of formation, limited liability company agreement or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, (iii) create or impose any lien, charge or encumbrance on any property of the Investor under any agreement or any commitment to which the Investor is party or under which the Investor is bound or under which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement. The Investor is not required under any applicable federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase or acquire the Securities in accordance with the terms hereof; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

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Section 3.4. Reserved.

Section 3.5. Reserved.

Section 3.6. Reserved.

Section 3.7. Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including, without limitation, the Commission Documents. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Securities and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Securities. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document to which the Company is a party or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including, without limitation, the opinions of the Company’s counsel delivered pursuant to Section 6.2(xvi)). The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement. The Investor is aware of all of its obligations under U.S. federal and applicable state securities laws and all rules and regulations promulgated thereunder in connection with this Agreement and the transactions contemplated hereby and the purchase and sale of the Securities.

Section 3.8. No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 3.9. Reserved.

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Section 3.10. Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. As of the date of this Agreement, the Investor does not beneficially own any shares of Common Stock or securities exercisable for or convertible into shares of Common Stock, and during the Restricted Period, Investor will not acquire beneficial ownership of any shares of the Company’s capital stock (including shares of Common Stock or securities exercisable for or convertible into shares of Common Stock) other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a Fixed Purchase, VWAP Purchase or Additional VWAP Purchase, as applicable, if the Company or the Transfer Agent shall have failed for any reason to electronically transfer all of the Shares subject to such Fixed Purchase, VWAP Purchase or Additional VWAP Purchase, as applicable, to the Investor by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system, at or prior to the applicable time required by and otherwise in compliance with Section 2.4 of this Agreement.

Section 3.11. No Prior Short Sales. At no time prior to the date of this Agreement has any of the Investor, its agents, representatives or Affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

Section 3.12. Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in the Initial Prospectus Supplement and any additional Prospectus Supplements filed pursuant to Section 1.3 to the extent required by applicable law.

Section 3.13 Resales of Securities. The Investor represents, warrants and covenants that it will resell Securities purchased or acquired by the Investor from the Company pursuant to this Agreement only in a manner described under the caption “Plan of Distribution” in the Initial Prospectus Supplement, and in a manner in compliance with all applicable U.S. federal and state securities laws, rules and regulations.

Article IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

Except as set forth in the Commission Documents or in the disclosure schedule delivered by the Company to the Investor (which is hereby incorporated by reference in, and constitutes an integral part of, this Agreement) (the “Disclosure Schedule”), the Company hereby makes the following representations, warranties and covenants to the Investor:

Section 4.1. Organization, Good Standing and Power. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation or bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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Section 4.2. Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. Except for approvals of the Company’s Board of Directors or a committee thereof as may be required in connection with any issuance and sale of Shares to the Investor hereunder (which approvals shall be obtained prior to the delivery of any Fixed Purchase Notice, any VWAP Purchase Notice and any Additional VWAP Purchase Notice), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company, and no further consent or authorization of the Company or its Board of Directors or its stockholders, is required in order for the Company to execute, deliver and perform its respective obligations under the Transaction Documents to which it is a party. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 4.3. Capitalization. All the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. Except as set forth in the Commission Documents and this Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the Commission Documents, no shares of capital stock of the Company are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Commission Documents, the Company is not a party to, and it has no Knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the Commission Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has made available via EDGAR true and correct copies of the Company’s Certificate of Incorporation as in effect on the Commencement Date (the “Charter”), and the Company’s Bylaws as in effect on the Commencement Date (the “Bylaws”).

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Section 4.4. Issuance of Securities. The Commitment Shares have been, and the Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to a particular Fixed Purchase Notice, a particular VWAP Purchase Notice or a particular Additional VWAP Purchase Notice, will be, prior to the delivery to the Investor hereunder of such Fixed Purchase Notice, VWAP Purchase Notice, Additional VWAP Purchase Notice, respectively, duly authorized by all necessary corporate action on the part of the Company. The Commitment Shares, when issued to the Investor in accordance with this Agreement, and the Shares, when issued and sold against payment therefor in accordance with this Agreement, shall be validly issued and outstanding, fully paid and non-assessable and free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Common Stock. As of the date of this Agreement, 5,500,000 shares of Common Stock have been duly authorized and reserved by the Company for issuance and sale by the Company to the Investor as Shares under this Agreement, and 352,176 shares of Common Stock have been duly authorized by the Company for issuance by the Company to the Investor as Commitment Shares under this Agreement, collectively representing a number of shares equal to 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of this Agreement.

Section 4.5. No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Company’s Charter or Bylaws, (ii) other than any conflict, breach, violation, or default that may arise under the underwriting agreement dated November 7, 2024 between the Company and ThinkEquity LLC, as the representative of the underwriters named therein, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound or affected (including federal and state securities laws and regulations and the rules and regulations of the Trading Market), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency (including, without limitation, the Trading Market) in order for it to execute, deliver or perform any of its respective obligations under the Transaction Documents to which it is a party, or to issue the Securities to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement.

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Section 4.6. Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants.

(a) The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents for the twelve months preceding the date of this Agreement required to be filed by it (the “Filed Commission Documents”). The Company made available to the Investor via EDGAR or otherwise true and complete copies of the Filed Commission Documents prior to the Closing Date. As of its filing date, each Commission Document complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it, and, as of its filing date (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing). The Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission, on each Fixed Purchase Date, each VWAP Purchase Date and each Additional VWAP Purchase Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement after the Closing Date, when taken together, on its date, on each Fixed Purchase Date, each VWAP Purchase Date and each Additional VWAP Purchase Date, shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. Each Commission Document (other than the Initial Prospectus Supplement, or the Prospectus included therein or any Prospectus Supplement thereto) to be filed with or furnished to the Commission after the Closing Date and filed as part of or incorporated by reference in the Initial Prospectus Supplement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement (including, without limitation, the Current Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and other federal, state and local laws, rules and regulations applicable to it. There are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. To the Company’s Knowledge, the Commission has not commenced any enforcement proceedings against the Company.

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(b) The financial statements and schedules of the Company to be filed as part of or incorporated by reference in the Initial Prospectus Supplement, or the Prospectus included therein or any Prospectus Supplement thereto, present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Regulation S-X, and have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The statistical and market-related data included or incorporated by reference in the Commission Documents, the Initial Prospectus Supplement are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such source.

(c) The Company has established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act). Except as disclosed in Commission Documents, such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established. The Company has established and maintain internal control over financial reporting (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act). Except as disclosed in Commission Documents, such internal control over financial reporting is designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, except as disclosed in Commission Documents, there have been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies.

(d) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, which are applicable to it as of the date hereof.

(e) The Company’s accountants are set forth in the Commission Documents and, to the Knowledge of the Company, such accountants are an independent registered public accounting firm as required by the Securities Act.

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Section 4.7. Subsidiaries. With the exception of (i) Pharmaloz Manufacturing, Inc. and Pharmaloz Real Estate Holdings, Inc., which are not Subsidiaries of the Company as of the Commencement Date and (ii) DNA Complete, Inc., which became a Subsidiary of the Company following the Company’s filing of its Annual Report on Form 10-K for the is fiscal year ended December 31, 2023 (the “2023 10-K”), the 2023 10-K sets forth each Subsidiary of the Company as of the Commencement Date, other than those that may be omitted pursuant to Item 601 of Regulation S-K, showing its jurisdiction of incorporation or organization, and the Company does not have any other Subsidiaries as of the Commencement Date.

Section 4.8. No Material Adverse Effect or Material Adverse Change, No Undisclosed Liabilities. Except as otherwise disclosed in any Commission Document, since the end of the Company’s most recent audited fiscal year: (i) the Company has not experienced or suffered any Material Adverse Effect, and, to the Company’s Knowledge, there exists no current state of facts, condition or event which would have a Material Adverse Effect; (ii) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company.

The Company has no liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company (including the notes thereto) in conformity with GAAP and are not disclosed in the Commission Documents, other than those incurred in the ordinary course of the Company’s business since September 30, 2024 and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 4.9. No Undisclosed Events or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company or any of its businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws in the Registration Statement or the Prospectus or the Prospectus Supplement, which has not been disclosed or incorporated by reference in the Registration Statement and the Prospectus or the Prospectus Supplement, or (ii) would reasonably be expected to have a Material Adverse Effect.

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Section 4.10. Indebtedness. The Form 10-Q for the fiscal quarter ended September 30, 2024 sets forth, as of September 30, 2024, all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments through such date. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others in excess of $100,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. There is no existing or continuing default or event of default in respect of any Indebtedness of the Company. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to Title 11 of the United States Code or any similar federal or state bankruptcy law or law for the relief of debtors, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under Title 11 of the United States Code or any other federal or state bankruptcy law or any law for the relief of debtors. The Company is financially solvent and is generally able to pay its debts as they become due.

Section 4.11. Title to Assets. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described or incorporated by reference in the Registration Statement and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by the Company, except as described or incorporated by reference in the Registration Statement and the Prospectus.

Section 4.12. Actions Pending. Except as disclosed in Commission Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company, or any of their respective officers or directors in their capacities as such, which would reasonably be expected to have a Material Adverse Effect.

Section 4.13. Compliance With Laws. During the 12-month period immediately preceding the date hereof, except as described in the Filed Commission Documents, the Company is and at all times has been in material compliance with all applicable U.S. and foreign statutes, rules, or regulations applicable to the Company (“Applicable Laws”), except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 4.14. Certain Fees. Except as set forth on Schedule 4.14, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.14 incurred by the Company that may be due or payable in connection with the transactions contemplated by the Transaction Documents other than to the Investor.

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Section 4.15. Operation of Business. The Company possesses or has obtained, all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental entity that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as currently conducted, as described or incorporated by reference in the Commission Documents (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, have a Material Adverse Effect. The Company has not received any written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, have a Material Adverse Effect. This Section 4.15 does not relate to environmental matters, such items being the subject of Section 4.16.

Section 4.16. Environmental Compliance. Other than as set forth on Schedule 4.16, to the Knowledge of the Company, the Company is not in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim. Other than as set forth or incorporated by reference in the Registration Statement and the Prospectus, there is no judgment, decree, injunction, rule, writ or order of any governmental entity under any Environmental Laws outstanding against the Company which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.17. Material Agreements. Except as set forth in the Commission Documents, the Company is not a party to any written or oral contract, instrument, agreement commitment, obligation, plan or arrangement of the type that would be required to be filed as an exhibit to the Company’s Annual Report on Form 10-K (collectively, “Material Agreements”). Each of the Material Agreements described in the Commission Documents conform in all material respects to the descriptions thereof contained or incorporated by reference therein. Except as set forth in the Commission Documents, the Company has performed in all material respects all the obligations then required to be performed by them under the Material Agreements, have received no notice of default or an event of default by the Company thereunder and are not aware of any basis for the assertion thereof, and neither the Company nor, to the Knowledge of the Company, any other contracting party thereto are in default under any Material Agreement now in effect, the result of which would have a Material Adverse Effect. Except as set forth in the Commission Documents, each of the Material Agreements is in full force and effect, and constitutes a legal, valid and binding obligation enforceable in accordance with its terms against the Company and, to the Knowledge of the Company, each other contracting party thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

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Section 4.18. Transactions With Affiliates. Except as disclosed in the Commission Documents, none of the Company’s officers or directors has either directly or indirectly an interest in, or is a party to, any transaction that would be required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

Section 4.19. Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, except as would not reasonably be expected to have a Material Adverse Effect. None of the Company’s material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, will expire or terminate within two years from the date of this Agreement, except as would not reasonably be expected to have a Material Adverse Effect. The Company has no Knowledge of any infringement by the Company of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company’s Knowledge, being threatened against, the Company regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which would reasonably be expected to have a Material Adverse Effect.

Section 4.20. Securities Act. The Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities contemplated by this Agreement.

(a) The Company has prepared and filed with the Commission, in accordance with the provisions of the Securities Act, the Registration Statement, including a base prospectus relating to the Securities. The Registration Statement was declared effective by order of the Commission on November 20, 2024. As of the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission or is continuing in effect under the Securities Act and no proceedings therefor are pending before or, to the Company’s Knowledge, threatened by the Commission. No order preventing or suspending the use of the Prospectus has been issued by the Commission.

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(b) As of the Commencement Date, the Company satisfies all of the requirements for the use of Form S-3 under the Securities Act for the offering and sale of the Securities contemplated by this Agreement in reliance on General Instruction I.B.6 of Form S-3. The Company is not, and has not previously been at any time, a “shell company” (as such term is defined in Rule 405 under the Securities Act). Commission has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the Securities Act. The Registration Statement complied in all material respects on the date on which it was declared effective by the Commission, and will comply in all material respects at each deemed effective date with respect to the Investor pursuant to Rule 430B(f)(2) of the Securities Act, with the requirements of the Securities Act, and the Registration Statement (including the documents incorporated by reference therein) did not on the date it was declared effective by the Commission, and shall not at each deemed effective date with respect to the Investor pursuant to Rule 430B(f)(2) of the Securities Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation and warranty does not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Registration Statement, as of the Commencement Date, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. The Base Prospectus, when taken together with the Initial Prospectus Supplement, on its date and on the Commencement Date, complied in all material respects with the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty does not apply to statements in or omissions from the Base Prospectus made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein.

(c) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) relating to the Securities, the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act).

(d) Prior to the Commencement Date, the Company has not distributed any offering material in connection with the offering and sale of the Securities. From and after the Commencement Date and prior to the completion of the distribution of the Securities, the Company shall not distribute any offering material in connection with the offering and sale of the Securities, other than the Registration Statement, the Base Prospectus as supplemented by any Prospectus Supplement.

Section 4.21. Use of Proceeds. The proceeds from the sale of the Shares by the Company to the Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed; provided, however, that such use of proceeds shall include a commitment from the Company to use 30% of the net proceeds from any sale of Shares towards the redemption of any preferred stock issued by the Company during the Investment Period in accordance with the terms of such preferred stock, at a premium of 20% of the greater of (i) the outstanding principal face value of such securities, including accrued and unpaid dividends and (ii) the intrinsic underlying value of such securities.

Section 4.22. Investment Company Act Status. The Company is not required to be registered as, and immediately after receipt of payment for the Shares will not be required to be registered as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

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Section 4.23. Benefit Plans; Labor Matters. Each benefit and compensation plan, agreement, policy and arrangement that is maintained, administered or contributed to by the Company for current or former employees or directors of, or independent contractors with respect to, the Company has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, and the Company has complied in all material respects with all applicable statutes, orders, rules and regulations in regard to such plans, agreements, policies and arrangements. Each stock option granted under any equity incentive plan of the Company (each, a “Stock Plan”) was granted with a per share exercise price no less than the market price per common share on the grant date of such option in accordance with the rules of the Trading Market, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; each such option (i) was granted in compliance in all material respects with Applicable Laws and with the applicable Stock Plan(s), (ii) was duly approved by the Company’s Board of Directors, and (iii) has been properly accounted for in the Company’s financial statements and disclosed, to the extent required, in the Company’s filings or submissions with the Commission, and the Trading Market. The Company is not in violation of or has received written notice of any violation with respect to any federal or state law, regulation or rule relating to discrimination in the hiring, termination, promotion, employment or pay of employees, nor any applicable federal or state wages and hours law, nor any state law, regulation or rule precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. There are no existing or, to the Knowledge of the Company, threatened labor disputes with the employees of the Company that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.24. Taxes. The Company has filed on a timely basis (including in accordance with any applicable extensions) all material necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof, and have paid all taxes shown as due thereon, and if due and payable, any related or similar assessment, fine or penalty levied against the Company. Except as disclosed in the Commission Documents, no material tax deficiency has been asserted against any such entity, and the Company has no Knowledge of any tax deficiency that is likely to be asserted against any such entity that, individually or in the aggregate, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect. All material tax liabilities are adequately provided for on the books of the Company.

Section 4.25. Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, earthquakes, flood and all other risks customarily insured against, all of which insurance is in full force and effect. Neither The Company has not been refused any insurance coverage sought or applied for and nor does it have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

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Section 4.26. Dilutive Effect. The Company is aware and acknowledges that issuance of the Securities could cause dilution to existing stockholders and could significantly increase the outstanding number of shares of Common Stock. The Company further acknowledges that its obligation to issue the Commitment Shares and to issue the Shares pursuant to the terms of a Fixed Purchase, VWAP Purchase or Additional VWAP Purchase in accordance with this Agreement is, in each case, unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

Section 4.27. Manipulation of Price. The Company has not, and to its Knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

Section 4.28. Securities Act. Except as set forth in the Disclosure Schedule, the Company has complied and shall comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder, including, without limitation, the applicable requirements of the Securities Act.

Section 4.29. Listing and Maintenance Requirements; DTC Eligibility. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the Commission is currently contemplating terminating such registration. Except as disclosed in the Filed Commission Documents, the Company has not, in the twelve (12) months preceding the date hereof, received any written notice from any Person to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. Except as disclosed in the Commission Documents, the Company is in compliance with all such listing and maintenance requirements of the Trading Market. The Common Stock is eligible for participation in the DTC book entry system and has shares on deposit at DTC for transfer electronically to third parties via DTC through its DWAC delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated.

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Section 4.30. Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Charter or the laws of the State of Delaware that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents (as applicable), including, without limitation, as a result of the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

Section 4.31. Foreign Corrupt Practices. Neither the Company, nor to the Knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”).

Section 4.32. Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

Section 4.33. OFAC. Neither the Company nor, to the Knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company (i) is currently subject to any sanctions administered by the U.S. government, including the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanctioned Persons”) or other relevant sanctions authority, and (ii) will use the proceeds of this offering, directly or indirectly, to fund or facilitate the activities of any Sanctioned Persons or entity or any country, region or territory that is, at the time of such funding or facilitation, subject to Sanctions or any person or entity located in a country, region or territory subject to Sanctions (including any administered or enforced by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury). Neither the Company nor, to the Knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company, is a Person that is, or is 50% or more owned or otherwise controlled by a Person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country, region or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country, region or territory (including at the time of this agreement, Cuba, Iran, North Korea, Syria and Crimea) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). The Company has not engaged in any dealings or transactions with or for the benefit of Sanctioned Persons, or with or in a Sanctioned Country, in the preceding 3 years, nor does the Company have any plans to deal or transact with Sanctioned Persons, or with or in Sanctioned Countries.

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Section 4.34. Information Technology; Compliance with Data Privacy Laws. To the Company’s Knowledge and as previously disclosed under Commission Documents, (i) there have been no material breaches or violations of (or unauthorized access to) the Company’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, the “IT Systems”) or any personal, personally identifiable, sensitive, confidential or regulated data (collectively, “Personal Data”) processed or stored by or on behalf of the Company, except for those that have been remedied without material cost or liability or the duty to notify any regulator, nor are there any pending internal investigations of the Company relating to the same and (ii) the Company is presently in compliance in all material respects with all Applicable Laws, statutes and regulations and contractual obligations relating to the privacy and security of IT Systems and Personal Data.

Section 4.35. [Intentionally Omitted].

Section 4.36. ERISA. Except for the Company’s 401(k) plan for participation by the Company’s employees or as set forth or incorporated by reference in the Registration Statement and the Prospectus, the Company is not a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which: (i) is subject to Title IV of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” An “ERISA Affiliate” of any person or entity means any other person or entity which, together with that Person or entity, could be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code. Each Employee Plan has been maintained in material compliance with its terms and the requirements of Applicable Law. Except as set forth or incorporated by reference in the Registration Statement and the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under Applicable Law. No “prohibited transaction” (as defined in either Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

Section 4.37. No Other Similar Agreement. Except as disclosed in the Commission Documents, other than the Transaction Documents to which it is a party, the Company is not a party to any agreement that is (or that contains any term, obligation or restriction that is) in effect on the date hereof with any Person, other than the Investor, relating to any “at the market offering,” “equity line of credit” or any other similar continuous offering in which the Company may offer, issue or sell Common Stock or Common Stock Equivalents at a future determined price.

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Section 4.38. Acknowledgement Regarding Investor’s Acquisition of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated by the Transaction Documents. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation of the transactions contemplated thereby by the Company, respectively, and their respective representatives. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article III.

Article V
ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party during the Investment Period:

Section 5.1. Securities Compliance. The Company shall notify the Commission and the Trading Market, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Securities to the Investor in accordance with the terms of the Transaction Documents, as applicable.

Section 5.2. Reservation of Common Stock. The Company has available and the Company shall reserve and keep available at all times, free of preemptive and other similar rights of stockholders, 5,500,000 shares of authorized but unissued shares of Common Stock to enable the Company to timely effect the issuance, sale and delivery of all Shares pursuant to this Agreement. As of the date of this Agreement the Company has reserved, and as of the Commencement Date shall have continued to reserve, out of its authorized and unissued Common Stock, 5,500,000 shares of Common Stock solely for the purpose of effecting Fixed Purchases, VWAP Purchases and Additional VWAP Purchases under this Agreement. The number of shares of Common Stock so reserved for the purpose of effecting Fixed Purchases, VWAP Purchases and Additional VWAP Purchases under this Agreement may be increased from time to time by the Company from and after the Commencement Date, and such number of reserved shares may be reduced from and after the Commencement Date only by the number of Shares actually issued, sold and delivered to the Investor pursuant to any Fixed Purchase, VWAP Purchase and Additional VWAP Purchase effected from and after the Commencement Date pursuant to this Agreement.

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Section 5.3. Registration and Listing. The Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock and the listing of the Securities purchased by the Investor hereunder on the Trading Market and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Trading Market. The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Trading Market. If the Company receives any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Common Stock to be listed or quoted on another Eligible Market.

Section 5.4. Compliance with Laws.

(i) During the Investment Period, (a) the Company shall comply, with all laws, rules, regulations and orders applicable to the business and operations of the Company, except as would not have a Material Adverse Effect, and (b) the Company shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws, and applicable listing rules of the Trading Market or Eligible Market, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or for Investor to conduct resales of Securities under the Registration Statement in any material respect. Without limiting the foregoing, none of the Company, nor to the Knowledge of the Company, any of their respective directors, officers, agents, employees or any other Persons acting on their behalf shall, in connection with the operation of the respective businesses of the Company, (1) use any corporate funds for unlawful contributions, payments, gifts or entertainment or to make any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, (2) pay, accept or receive any unlawful contributions, payments, expenditures or gifts, or (3) violate or operate in noncompliance with any export restrictions, anti-boycott regulations, embargo regulations or other applicable domestic or foreign laws and regulations, including, without limitation, the FCPA and the Money Laundering Laws.

(ii) The Investor shall comply with all laws, rules, regulations and orders applicable to the performance by it of its obligations under this Agreement and its investment in the Securities, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Investor to enter into and perform its obligations under this Agreement in any material respect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, and all applicable state securities or “Blue Sky” laws. Neither the Investor nor any of its officers or directors will take, directly or indirectly, any action designed or intended to cause or to result in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Securities.

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Section 5.5. Keeping of Records and Books of Account; Due Diligence.

(i) The Investor and the Company shall each maintain records showing the remaining the remaining Total Purchase Commitment, the remaining Aggregate Limit and the dates and Fixed Purchase Share Amount, VWAP Purchase Share Amount and Additional VWAP Purchase Share Amount for each Fixed Purchase, each VWAP Purchase and each Additional VWAP Purchase, respectively.

(ii) The Investor shall have the right, subject to entering into a confidentiality agreement if applicable, from time to time as the Investor may reasonably deem appropriate, and upon reasonable advance notice to the Company (which such notice shall not be less than five (5) Trading Days), to perform reasonable due diligence on the Company during normal business hours; provided, however, that after the Closing Date, the Investor’s continued due diligence of the Company shall not be a condition precedent to, or otherwise impair, delay or modify in any respect, the Company’s right to deliver to the Investor any Fixed Purchase Notice, any VWAP Purchase Notice and any Additional VWAP Purchase Notice, or the Investor’s obligation to purchase the Shares subject thereto, pursuant to this Agreement. The Company and its officers and employees shall provide information on a reasonably timely basis and otherwise reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor’s due diligence of the Company.

Section 5.6. No Frustration; Prohibition of Certain Issuances Before Settlement of Purchases; No Similar Transactions.

(i) No Frustration. The Company shall not enter into, announce or recommend to the Company’s stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver (i) the Commitment Shares to the Investor on the Closing Date, (ii) the Shares to the Investor in respect of a Fixed Purchase as DWAC Shares not later than 4:00 p.m., New York City time, on the Trading Day immediately following the applicable Fixed Purchase Date for such Fixed Purchase in accordance with Section 2.1 of this Agreement, (iii) the Shares to the Investor in respect of a VWAP Purchase as DWAC Shares not later than 4:00 p.m., New York City time, on the Trading Day immediately following the applicable VWAP Purchase Date for such VWAP Purchase in accordance with Section 2.2 of this Agreement, and (iv) Shares to the Investor in respect of an Additional VWAP Purchase as DWAC Shares not later than 4:00 p.m., New York City time, on the Trading Day immediately following the applicable Additional VWAP Purchase Date for such Additional VWAP Purchase in accordance with Section 2.3 of this Agreement. For the avoidance of doubt, nothing in this Section 5.6(i) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 7.2 (subject in all cases to Section 7.3).

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(ii) Dilutive Issuances During Reference Periods. Other than an Exempt Issuance or pursuant to the terms hereof, in the event the Company issues, sells or grants any right, option or warrant to purchase, or issue, sell or grant any right to reprice (or reset the purchase price therefor), or otherwise disposes of for cash (or enters into any agreement, plan or arrangement contemplating any of the foregoing, or seeks to utilize any existing agreement, plan or arrangement to effect any of the foregoing), or announces any offer, issuance, sale or grant of any option or warrant to purchase or other disposition for cash (or any agreement, plan or arrangement therefor), at any time during the following periods: (i) with respect to each Fixed Purchase for which the Company has delivered to the Investor a Fixed Purchase Notice, the period beginning on the third (3rd) Trading Day immediately preceding the applicable Fixed Purchase Date for such Fixed Purchase and ending on the third (3rd) Trading Day next following the Trading Day on which the Investor has delivered to the Company the applicable total purchase price for all of the Shares to be purchased by the Investor in such Fixed Purchase pursuant to Section 2.1, and (ii) with respect to each VWAP Purchase and Additional VWAP Purchase under this Agreement for which the Company has delivered to the Investor a VWAP Purchase Notice and (if applicable) an Additional VWAP Purchase Notice, respectively, the period beginning on the third (3rd) Trading Day immediately preceding the applicable VWAP Purchase Date for such VWAP Purchase (and, with respect to each Additional VWAP Purchase effected on the same Trading Day as such VWAP Purchase Date, the applicable Additional VWAP Purchase Date, if any, for such Additional VWAP Purchase) and ending on the third (3rd) Trading Day next following the Trading Day on which the Investor has delivered to the Company the applicable total purchase price for all of the Shares to be purchased by the Investor in such VWAP Purchase, and the applicable total purchase price of all of the Shares to be purchased by the Investor in such Additional VWAP Purchase(s), as applicable, pursuant to Section 2.2 and Section 2.3 (each such period referred to in clause (i) and (ii) above, a “Reference Period”), any Common Stock or Common Stock Equivalents, at an effective price per share of Common Stock less than the applicable Fixed Purchase Price, VWAP Purchase Price or Additional VWAP Purchase Price (as applicable) per Share (such price, the “Reference Price”) to be sold to the Investor in the applicable Fixed Purchase, VWAP Purchase and Additional VWAP Purchase (as applicable) to which such Reference Period relates (each such issuance, a “Dilutive Issuance”), other than an Exempt Issuance or pursuant to the terms hereof (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share of Common Stock that is less than the applicable Reference Price, such issuance shall be deemed to have occurred for less than the applicable Reference Price on such date of the Dilutive Issuance at such effective price) and the applicable Fixed Purchase Price, VWAP Purchase Price or Additional VWAP Purchase Price (as applicable) shall be reduced to equal the Reference Price. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

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(iii) No Other Similar Transactions. From and after the date of this Agreement until the termination of this Agreement pursuant to Section 7 (the “Similar Transaction Restricted Period”),the Company shall not, without the prior written consent of the Investor, issue, sell or grant any, or otherwise dispose of or issue (or enter into any agreement, plan or arrangement contemplating any of the foregoing, or seek to utilize any existing agreement, plan or arrangement to effect any of the foregoing), or announce any offer, issuance, sale or grant or other disposition or issuance of (or any agreement, plan or arrangement therefor) any Common Stock or Common Stock Equivalents (or a combination of units thereof) in any “equity line of credit”, other than (a) Securities issued to the Investor pursuant to this Agreement and any of the other Transaction Documents or pursuant to any other agreement entered into by the Company and the Investor at any time after the date of this Agreement, and (b) any securities of the Company issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor at any time (such similar transaction other than those referred to clauses (a) and (b) hereof, a “Similar Transaction”). From and after the date immediately following the last day of the Similar Transaction Restricted Period, the Company shall be permitted to enter into an agreement, plan or arrangement to effect a Similar Transaction (and may publicly announce the same), and the Company shall be permitted to take all such actions necessary or as contemplated thereby in order to satisfy any conditions required thereunder to be satisfied by the Company in order to commence issuances and sales of Common Stock or Common Stock Equivalents (or a combination of units thereof) thereunder, including, without limitation, preparing and filing with the Commission one or more registration statements to register under the Securities Act the offer, issuance and sale by the Company of Common Stock or Common Stock Equivalents (or a combination of units thereof) thereunder, or to register the resale by any Person or Persons of Common Stock or Common Stock Equivalents (or a combination of units thereof) that may be issued or sold by the Company to such Person or Persons thereunder; provided, however, that the Company may not issue, sell or otherwise dispose of any shares of Common Stock or Common Stock Equivalents (or a combination of units thereof) to or through any Person or Persons thereunder prior to the date of termination of this Agreement pursuant to Section 7. The Investor shall be entitled to seek injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.

Section 5.7. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company; provided, however, that, except as provided in Section 5.8, nothing in this Agreement shall be deemed to prohibit the Company from engaging in any Fundamental Transaction with another Person. For the avoidance of doubt, nothing in this Section 5.7 shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 7.2 (subject in all cases to Section 7.3).

Section 5.8. Fundamental Transaction. If a Fixed Purchase Notice, a VWAP Purchase Notice or an Additional VWAP Purchase Notice has been delivered by the Company to the Investor under Article II and the applicable Fixed Purchase, VWAP Purchase and Additional VWAP Purchase, respectively, has or have not yet been fully settled in accordance with this Agreement (including, without limitation, the delivery by the Investor to the Company of the applicable total purchase price for all of the Shares to be purchased by the Investor in such Fixed Purchase, VWAP Purchase and Additional VWAP Purchase, respectively, as contemplated by Article II), the Company shall not effect any Fundamental Transaction until the expiration of three (3) Trading Days following the Trading Day on which the Investor has delivered to the Company the applicable total purchase price for all of the Shares to be purchased by the Investor in such Fixed Purchase, VWAP Purchase and Additional VWAP Purchase, respectively.

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Section 5.9. Selling Restrictions.

(i) Except as expressly set forth below, the Investor covenants that from and after the Closing Date through and including the Trading Day next following the expiration or termination of this Agreement (the “Restricted Period”), neither the Investor nor any of its Affiliates nor any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (x) engage in any Short Sales involving the Company’s securities or (y) grant any option to purchase, or acquire any right to dispose of or otherwise dispose for value of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock, or enter into any swap, hedge or other similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Securities; or (2) selling a number of shares of Common Stock equal to the number of Shares that such Restricted Person is or may be obligated to purchase under a pending Fixed Purchase Notice, a pending VWAP Purchase Notice or a pending Additional VWAP Purchase Notice but has not yet taken possession of so long as such Restricted Person (or the Broker-Dealer, as applicable) delivers the Shares purchased pursuant to such Fixed Purchase Notice, such VWAP Purchase Notice or such Additional VWAP Purchase Notice (as applicable) to the purchaser thereof or the applicable Broker-Dealer upon such Restricted Person’s receipt of such shares of Common Stock from the Company pursuant to this Agreement.

(ii) In addition to the foregoing, in connection with any sale of Securities (including any sale permitted by paragraph (i) above), the Investor shall comply in all respects with all applicable laws, rules, regulations and orders, including, without limitation, the requirements of the Securities Act and the Exchange Act.

Section 5.10. Effective Registration Statement.

(a) The Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement and to keep the Registration Statement and Prospectus current and available for issuances and sales of Securities by the Company to the Investor and for the resale of Securities by the Investor at all times during the term of this Agreement and, to the extent the Investor owns any Securities upon the termination of this Agreement, until the 180th day next following the termination of this Agreement (the “Registration Period”). Without limiting the generality of the foregoing, during the Registration Period, the Company shall prepare and file with the Commission, at the Company’s expense, such amendments (including, without limitation, post-effective amendments) to the Registration Statement and such Prospectus Supplements pursuant to Rule 424(b) under the Securities Act, in each case, as may be necessary to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act, and to keep the Registration Statement and the Prospectus current and available for issuances and sales of Securities by the Company to the Investor, and for the resale of Securities by the Investor, at all times during the Registration Period.

(b) The Company has not made, and agrees that unless it obtains the prior written consent of the Investor it will not make, an offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company or the Investor with the Commission or retained by the Company or the Investor under Rule 433 under the Securities Act. The Investor has not made, and agrees that unless it obtains the prior written consent of the Company it will not make, an offer relating to the Securities that would constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act. Any such Issuer Free Writing Prospectus or other Free Writing Prospectus consented to by the Investor or the Company is referred to in this Agreement as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

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Section 5.11. [Intentionally Omitted].

Section 5.12. Non-Public Information. Subject to the provisions of Section 5.5(ii) herein, none of the Company, nor any of its directors, officers, employees or agents shall disclose any material non-public information about the Company to the Investor, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company, or any of their respective directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company shall have failed to publicly disclose such material, non-public information within 24 hours following demand therefor by the Investor, in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company or any of its directors, officers, employees or agents provided, however, prior to exercising this right, the Investor shall provide the Company with written notice of the Company’s alleged failure to disclose such information, which notice shall (i) include a description of the disclosure that the Investor intends to make and (ii) provide the Company with at least one (1) business day to cure such failure (the first business day following such one-business day cure period, the “Cleansing Date”). The Investor shall not have any liability to the Company or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure.

Section 5.13. Broker/Dealer. The Investor shall use one or more broker-dealers to effectuate all sales, if any, of the Shares that it may purchase or otherwise acquire from the Company pursuant to this Agreement, which (or whom) shall be unaffiliated with the Investor and not then currently engaged or used by the Company, and a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Transfer Agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer, which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive DWAC Shares.

Section 5.14. Disclosure Schedules.

(i) The Company may, from time to time, update the Disclosure Schedules as may be required to satisfy the conditions set forth in Section 6.2(i) and Section 6.3 (to the extent such condition set forth in Section 6.3 relates to the condition in Section 6.2(i) as of a specific Notice Delivery Time). For purposes of this Section 5.14, any disclosure made in a schedule to the Compliance Certificate shall be deemed to be an update of the Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, no update to the Disclosure Schedule pursuant to this Section 5.14 shall cure any breach of a representation or warranty of the Company contained in this Agreement and made prior to the update and shall not affect any of the Investor’s rights or remedies with respect thereto.

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(ii) Notwithstanding anything to the contrary contained in the Disclosure Schedule or in this Agreement, the information and disclosure contained in any Commission Filing or Schedule of the Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Schedule of the Disclosure Schedule as though fully set forth in such Schedule for which applicability of such information and disclosure is reasonably apparent. The fact that any item of information is disclosed in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Except as expressly set forth in this Agreement, such information and the thresholds (whether based on quantity, qualitative characterization, dollar amounts or otherwise) set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in this Agreement.

Section 5.15. Delivery of Bring Down Opinions and Compliance Certificates Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following the (i) filing of any post-effective amendment to the Registration Statement required to be filed by the Company with the Commission, and (ii) the date the Company files with the Commission (A) a Prospectus Supplement to the Prospectus contained in the Initial Prospectus Supplement, (B) an annual report on Form 10-K under the Exchange Act with respect to a fiscal year ending after the Commencement Date, (C) an amendment on Form 10-K/A to an annual report on Form 10-K under the Exchange Act with respect to a fiscal year ending after the Commencement Date, which contains amended material financial information (or a restatement of material financial information) or an amendment to other material information contained in a previously filed Form 10-K, and (D) a Commission Document under the Exchange Act (other than those referred to in clauses (ii)(A) and (ii)(B) of this Section 5.15), which contains amended material financial information (or a restatement of material financial information) or an amendment to other material information contained or incorporated by reference in the Initial Prospectus Supplement, or the Prospectus or any Prospectus Supplement contained in the Initial Prospectus Supplement (it being hereby acknowledged and agreed that the filing by the Company with the Commission of a quarterly report on Form 10-Q that includes only updated financial information as of the end of the Company’s most recent fiscal quarter shall not, in and of itself, constitute an “amendment” or “restatement” for purposes of clause (ii) of this Section 5.15), in each case of this clause (ii) if the Company is not also then required under the Securities Act to file a post-effective amendment to the Initial Prospectus Supplement with respect to a fiscal year ending after the Commencement Date, to register the resale of Securities by the Investor under the Securities Act pursuant to this Agreement, and in any case of this clause (ii), not more than once per calendar quarter (each such date of filing of one or more documents referred to in clauses (i) through (ii) shall be a “Representation Date”), the Company shall (I) deliver to the Investor a Compliance Certificate, dated such date, and (II) cause to be furnished to the Investor an opinion “bring down” from outside counsel to the Company substantially in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement, modified, as necessary, to relate to such Registration Statement or post-effective amendment, or the Prospectus contained therein as then amended or supplemented by such Prospectus Supplement, as applicable (each such opinion, a “Bring Down Opinion”). The requirement to provide the deliverables referenced in clauses (I) and (II) under this Section 5.15 shall be waived for any Representation Date with respect to a fiscal quarter during which no Shares were sold hereunder, which waiver shall continue until the earliest to occur of (A) the next Fixed Purchase Date, (B) the next VWAP Purchase Date and (C) the next Additional VWAP Purchase Date (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to deliver a Fixed Purchase Notice, VWAP Purchase Notice or an Additional VWAP Purchase Notice to the Investor following a Representation Date when the Company relied on such waiver and did not provide the Investor with the deliverables referenced in clauses (I) and (II) under this Section 5.15, then before the Company delivers the Fixed Purchase Notice, VWAP Purchase Notice or Additional VWAP Purchase Notice, as the case may be, to the Investor, the Company shall provide the Investor with the deliverables referenced in clauses (I) and (II) under this Section 5.15, dated the date of the Fixed Purchase Date, VWAP Purchase Date or Additional VWAP Purchase Date (as applicable).

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Article VI
CONDITIONS TO Commencement AND CONDITIONS TO THE SALE AND
PURCHASE OF THE SHARES

Section 6.1. Reserved.

Section 6.2. Conditions Precedent to Commencement. The right of the Company to commence delivering Fixed Purchase Notices, VWAP Purchase Notices and Additional VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept Fixed Purchase Notices, VWAP Purchase Notices and Additional VWAP Purchase Notices delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at the time of Commencement, of each of the conditions set forth in this Section 6.2.

(i) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date the compliance certificate substantially in the form attached hereto as Exhibit C (the “Compliance Certificate”).

(iv) Registration Statement Effective. The Registration Statement shall continue to be effective under the Securities Act. The Initial Prospectus Supplement shall have been filed with the SEC, as required pursuant to Section 1.3.

(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Initial Prospectus Supplement, or the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Prospectus Supplement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Prospectus Supplement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Prospectus Supplement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Prospectus Supplement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Prospectus Supplement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act or any other law. The Company shall not have any Knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Prospectus Supplement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Securities by the Investor.

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(vi) Other Commission Filings. The Current Report shall have been filed with the Commission as required pursuant to Section 1.3. The final Prospectus included in any post-effective amendment to the Initial Prospectus Supplement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 1.3 after the Commencement Date and prior to the applicable Fixed Purchase Date and the applicable VWAP Purchase Date and Additional VWAP Purchase Date (as applicable), shall have been filed with the Commission in accordance with Section 1.3. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 1.3 after the Commencement Date and prior to the applicable Fixed Purchase Date and the applicable VWAP Purchase Date and Additional VWAP Purchase Date (as applicable), shall have been filed with the Commission in accordance with Section 1.3. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Fixed Purchase Date and the applicable VWAP Purchase Date and Additional VWAP Purchase Date (as applicable), shall have been filed with the Commission and, if any Securities are covered by a Registration Statement on Form S-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

(vii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or the FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(viii) Compliance with Laws. The Company shall have complied in all material respects with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby.

(ix) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of, or which would materially modify or delay any of the transactions contemplated by, the Transaction Documents.

(x) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced, and no inquiry or investigation by any governmental authority shall have been commenced, against the Company or any of the officers, directors or Affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

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(xi) Listing of Securities. All of the Securities that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Trading Market as of the Commencement Date, subject only to notice of issuance.

(xii) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xiii) No Bankruptcy Proceedings. No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company for all or substantially all of the Company’s property, or (d) made a general assignment for the benefit of its creditors. A court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (I) is for relief against the Company in an involuntary case, (II) appoints a Custodian of the Company for all or substantially all of the Company’s property, or (III) orders the liquidation of the Company.

(xiv) Issuance of Commitment Shares. On the Closing Date, the Company shall deliver irrevocable instructions to the Transfer Agent to issue to the Investor, not later than 4:00 p.m. (New York City time) on the Closing Date, as DWAC Shares, the Commitment Shares, in consideration for the Investor’s execution and delivery of this Agreement. For the avoidance of doubt, the Commitment Shares shall be fully earned as of the Closing Date regardless of whether any Fixed Purchases, VWAP Purchases or Additional VWAP Purchases are made hereunder or any subsequent termination of this Agreement.

(xv) Delivery of Irrevocable Transfer Agent Instructions and Notice of Effectiveness. The Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to acknowledged in writing by the Transfer Agent, and the Notice of Effectiveness relating to the Initial Prospectus Supplement shall have been executed by the Company’s outside counsel and delivered to the Transfer Agent, in each case directing the Transfer Agent to issue to the Investor or its designated Broker-Dealer all of the Shares included in the Initial Prospectus Supplement as DWAC Shares in accordance with this Agreement.

(xvi) Reservation of Shares. As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, 5,500,000 shares of Common Stock solely for the purpose of effecting Fixed Purchases, VWAP Purchases, and Additional VWAP Purchases under this Agreement.

(xvii) Opinions of Company Counsel. On the Commencement Date, the Investor shall have received the opinion and negative assurances from outside counsel to the Company, dated the Commencement Date, in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement.

(xviii) Closing Certificate. On the Commencement Date, the Investor shall have received the closing certificate from the Company, dated as of the Closing Date, in the form of Exhibit B hereto.

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Section 6.3. Conditions Precedent to Purchases by Investor. The right of the Company to deliver Fixed Purchase Notices, VWAP Purchase Notices and Additional VWAP Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept Fixed Purchase Notices, VWAP Purchase Notices and Additional VWAP Purchase Notices under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 6.3: (i) with respect to each Fixed Purchase after the Commencement Date, at the time of delivery of the applicable Fixed Purchase Notice to the Investor on the applicable Fixed Purchase Date for such Fixed Purchase, (ii) with respect to each VWAP Purchase after the Commencement Date, (A) at the time of delivery of the applicable VWAP Purchase Notice to the Investor and (B) immediately prior to the applicable VWAP Purchase Commencement Time on the applicable VWAP Purchase Date for such VWAP Purchase, and (iii) with respect to each Additional VWAP Purchase after the Commencement Date, (A) at the time of delivery of the applicable Additional VWAP Purchase Notice to the Investor and (B) immediately prior to the applicable Additional VWAP Purchase Commencement Time on the applicable Additional VWAP Purchase Date for such Additional VWAP Purchase (each such time referred to in clauses (i), (ii) and (iii) hereof, a “Notice Delivery Time”).

(i) Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), and (vii) through (xv) set forth in Section 6.2 shall be satisfied at the applicable Notice Delivery Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (i) and (ii) of Section 6.2 replaced with “applicable Notice Delivery Time”); provided, however, that the Company shall not be required to deliver the Compliance Certificate after the Commencement Date, except as provided in Section 5.1 and Section 6.2(ii).

(ii) Registration Statement Effective. The Registration Statement and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable Fixed Purchase Date, the applicable VWAP Purchase Date and the applicable Additional VWAP Purchase Date, in each case shall remain effective, and the Investor shall be permitted and able to utilize the Initial Prospectus Supplement, to resell (a) all of the Commitment Shares and Shares included in the Initial Prospectus Supplement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all Fixed Purchase Notices, all VWAP Purchase Notices and all Additional VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Fixed Purchase Date, such applicable VWAP Purchase Date and such Additional VWAP Purchase Date, respectively, and (b) all of the Shares included in the Initial Prospectus Supplement, and any post-effective amendment thereto, that are issuable pursuant to the applicable Fixed Purchase Notice, the applicable VWAP Purchase Notice and the applicable Additional VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a Fixed Purchase, a VWAP Purchase and an Additional VWAP Purchase, respectively, to be effected hereunder on such applicable Fixed Purchase Date, such applicable VWAP Purchase Date and such applicable Additional VWAP Purchase Date, respectively.

(iii) Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Securities, included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable Fixed Purchase Date, the applicable VWAP Purchase Date and the applicable Additional VWAP Purchase Date (as applicable), in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares and Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all Fixed Purchase Notices, all VWAP Purchase Notices and all Additional VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Fixed Purchase Date, such applicable VWAP Purchase Date, and such applicable Additional VWAP Purchase Date, respectively, and (b) all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable Fixed Purchase Notice, the applicable VWAP Purchase Notice, and the applicable Additional VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a Fixed Purchase, a VWAP Purchase, and an Additional VWAP Purchase, respectively, to be effected hereunder on such applicable Fixed Purchase Date, such applicable VWAP Purchase Date, and such Additional VWAP Purchase Date, respectively.

(iv) Delivery of Subsequent Irrevocable Transfer Agent Instructions and Notice of Effectiveness. With respect to any post-effective amendment to the Initial Prospectus Supplement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to the Transfer Agent (a) irrevocable instructions executed by the Company and acknowledged in writing by the Transfer Agent and (b) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement.

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(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other federal or state governmental authority for any additional information relating to the Initial Prospectus Supplement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Prospectus Supplement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Prospectus Supplement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; or (c) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Prospectus Supplement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Prospectus Supplement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Prospectus Supplement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act or any other law (other than the transactions contemplated by the applicable Fixed Purchase Notice, the applicable VWAP Purchase Notice, and the applicable Additional VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a Fixed Purchase, a VWAP Purchase, and an Additional VWAP Purchase, respectively, to be effected hereunder on such applicable Fixed Purchase Date, such applicable VWAP Purchase Date, and such applicable Additional VWAP Purchase Date, respectively, and the settlement thereof). The Company shall not have any Knowledge of any event that would reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Prospectus Supplement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(vi) Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Prospectus Supplement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 1.3 after the Commencement Date and prior to the applicable Fixed Purchase Date and the applicable VWAP Purchase Date and Additional VWAP Purchase Date (as applicable), shall have been filed with the Commission in accordance with Section 1.3. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 1.3 after the Commencement Date and prior to the applicable Fixed Purchase Date and the applicable VWAP Purchase Date and Additional VWAP Purchase Date (as applicable), shall have been filed with the Commission in accordance with Section 1.3. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Fixed Purchase Date and the applicable VWAP Purchase Date and Additional VWAP Purchase Date (as applicable), shall have been filed with the Commission and, if any Registrable Securities are covered by a registration statement on Form S-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

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(vii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Fixed Purchase Date, VWAP Purchase Date or Additional VWAP Purchase Date, as applicable), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Common Stock, electronic trading or book-entry services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(viii) Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable Fixed Purchase Notice, applicable VWAP Purchase Notice, and applicable Additional VWAP Purchase Notice (as applicable) shall not (a) exceed the applicable Fixed Purchase Maximum Amount, the applicable VWAP Purchase Maximum Amount and the applicable Additional VWAP Purchase Maximum Amount, respectively, or (b) cause the Aggregate Limit or the Beneficial Ownership Limitation to be exceeded.

(ix) Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable Fixed Purchase Notice, the applicable VWAP Purchase Notice, and the applicable Additional VWAP Purchase Notice (as applicable) shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior Fixed Purchase Notices, VWAP Purchase Notices, and Additional VWAP Purchase Notices required to have been received by the Investor as DWAC Shares under this Agreement prior to the applicable Notice Delivery Time for the applicable Fixed Purchase, applicable VWAP Purchase and applicable Additional VWAP Purchase (as applicable) shall have been delivered to the Investor as DWAC Shares in accordance with this Agreement.

(x) Bring Down Opinions of Company Counsel. The Investor shall have received (a) all Bring Down Opinions from outside counsel to the Company for which the Company was obligated to instruct their outside counsel to deliver to the Investor prior to the applicable Notice Delivery Time for the applicable Fixed Purchase, applicable VWAP Purchase, and applicable Additional VWAP Purchase (as applicable) and (b) all Compliance Certificates from the Company that the Company was obligated to deliver to the Investor prior to the applicable Notice Delivery Time for the applicable Fixed Purchase, applicable VWAP Purchase and applicable Additional VWAP Purchase (as applicable), in each case in accordance with Section 5.15.

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Article VII

TERMINATION

Section 7.1. Automatic Termination; Termination by Consent. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically, without any further action or notice by any Person, on the earliest to occur of (i) the expiration of the Registration Statement pursuant to Rule 415(a)(5) of the Securities Act, (ii) the date on which the Investor shall have purchased the Aggregate Limit of Shares pursuant to this Agreement, (iii) the date on which the Common Stock shall have failed to be listed or quoted on the Trading Market or any Eligible Market, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors. Subject to Section 7.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.

Section 7.2. Other Termination. Subject to Section 7.3, the Company may terminate this Agreement after the Commencement Date effective upon one (1) Trading Day’s prior written notice to the Investor in accordance with Section 9.4; provided, however, that (i) the Company shall have issued and delivered the Commitment Shares to the Investor in accordance with Section 2.6 and shall have paid all fees and amounts to the Investor’s counsel required to be paid pursuant to Section 9.1 of this Agreement prior to such termination, and (ii) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure, which consent shall not be unreasonably delayed or withheld. Subject to Section 7.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 7.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company in accordance with Section 9.4, if: (a) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and is continuing; (b) a Fundamental Transaction shall have occurred; (c) the Initial Prospectus Supplement and any New Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission by the applicable Effectiveness Deadline therefor; (d) while the Registration Statement, or any post-effective amendment thereto, is required to be maintained effective and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein, and such lapse or unavailability continues for a period of 20 consecutive Trading Days, other than due to acts of the Investor; (e) trading in the Common Stock on the Trading Market (or if the Common Stock is then listed on an Eligible Market, trading in the Common Stock on such Eligible Market) shall have been suspended and such suspension continues for a period of three (3) consecutive Trading Days; or (f) the Company is in material breach or default of this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within 10 Trading Days after notice of such breach or default is delivered to the Company (as applicable) pursuant to Section 9.4. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than 24 hours) notify the Investor (and, if required under Applicable Law, including, without limitation, Regulation FD promulgated by the Commission, or under the applicable rules and regulations of the Trading Market (or if the Common Stock is then listed on an Eligible Market, the rules and regulations of such Eligible Market), the Company shall publicly disclose such information in accordance with Regulation FD and the applicable rules and regulations of the Trading Market, or the applicable rules and regulations of such Eligible Market, as applicable) upon becoming aware of any of the events set forth in the immediately preceding sentence.

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Section 7.3. Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 7.2, written notice thereof shall forthwith be given to the other party as provided in Section 9.4 and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 7.1 or Section 7.2, this Agreement shall become void and of no further force and effect, except that (i) the provisions of Article VIII (Indemnification) and this Article VII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Securities, the covenants and agreements of the Company contained in Article V (Covenants) shall remain in full force and notwithstanding such termination for a period of thirty days (30) days following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the first Trading Day immediately following the settlement date related to any pending Fixed Purchase Notice, any pending VWAP Purchase Notice, or any pending Additional VWAP Purchase Notice (as applicable) that has not been fully settled in accordance with the terms and conditions of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the parties’ respective rights or obligations under the Transaction Documents with respect to any pending Fixed Purchase, pending VWAP Purchase, and pending Additional VWAP Purchase (as applicable), and that the parties shall fully perform their respective obligations with respect to any such pending Fixed Purchase, any such pending VWAP Purchase, and any such pending Additional VWAP Purchase (as applicable) under the Transaction Documents, provided all of the conditions to the settlement thereof set forth in Article VI are timely satisfied), (ii) affect the Investor Expense Reimbursement paid to the Investor, all of which shall be non-refundable when paid as of the Closing Date pursuant to Section 9.1(i), regardless of whether any Fixed Purchases, VWAP Purchases, or Additional VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, or (iii) affect any Commitment Shares previously issued or delivered, or any rights of any holder thereof, it being hereby acknowledged and agreed that the Commitment Shares shall be fully earned as of the Closing Date, regardless of whether any Fixed Purchases, VWAP Purchases or Additional VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. Nothing in this Section 7.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement or any of the other Transaction Documents to which it is a party, or to impair the respective rights of the Company and the Investor to compel specific performance by the other party of its obligations under the Transaction Documents to which it is a party.

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Article VIII
INDEMNIFICATION

Section 8.1. Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the other respective obligations of the Company under the Transaction Documents to which it is a party, subject to the provisions of this Section 8.1(a), the Company shall indemnify and hold harmless the Investor, each of its directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents to which it is a party or (b) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents; provided, however, that (x) the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct. Provided further, the Company shall not be liable under this Section 8.1(a) to the extent that a court of competent jurisdiction shall have determined by a final judgment (from which no further appeals are available) that such loss, claim, damage, liability or expense resulted directly and solely from any such acts or failures to act, undertaken or omitted to be taken by the Investor or such Person through its gross negligence or willful misconduct, (B) the foregoing indemnity shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in the Current Report or any Prospectus Supplement, or any amendment thereof or supplement thereto, and (C) with respect to the Prospectus, the foregoing indemnity shall not inure to the benefit of the Investor or any such Person from whom the Person asserting any loss, claim, damage, liability or expense purchased Common Stock, if copies of all Prospectus Supplements required to be filed pursuant to Section 1.3, together with the Base Prospectus, were timely delivered or made available to the Investor pursuant hereto and a copy of the Base Prospectus, together with a Prospectus Supplement (as applicable), was not sent or given by or on behalf of the Investor or any such Person to such Person, if required by law to have been delivered, at or prior to the written confirmation of the sale of the Common Stock to such Person, and if delivery of the Base Prospectus, together with a Prospectus Supplement (as applicable), would have cured the defect giving rise to such loss, claim, damage, liability or expense.

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The Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of documentary evidence) for all legal and other costs and expenses reasonably incurred by such Investor Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents to which it is a party or (ii) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 8.1; provided that the Investor shall promptly reimburse the Company for all such legal and other costs and expenses to the extent a court of competent jurisdiction determines that any Investor Party was not entitled to such reimbursement.

An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in the Transaction Documents to which it is a party shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

To the extent that the undertakings by the Company set forth in this Section 8.1(a) may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under Applicable Law.

Section 8.2. Indemnification Procedures. Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 8.1, the Investor Party will notify the Company in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Company will not relieve the Company from liability under Section 8.1, except to the extent it has been materially prejudiced by the failure to give notice. The Company will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the Investor Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Investor Party. In such event, the Company will pay the reasonable fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 8.1, will cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company will not, without the prior written consent of the Investor Party, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.

The remedies provided for in this Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

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Article IX
MISCELLANEOUS

Section 9.1. Certain Fees and Expenses; Commitment Shares; Irrevocable Transfer Agent Instructions.

(i) Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that immediately following the execution of this Agreement, the Company shall pay, by wire transfer of immediately available funds to an account designated by the Investor, an amount equal to $25,000 to be applied against the Investor’s reasonable out-of-pocket expenses, including the legal fees and disbursements of the Investor’s legal counsel, incurred by the Investor in connection with the preparation, negotiation, execution and delivery of the Transaction Documents by the Investor and its due diligence investigation of the Company (such amount, the “Investor Expense Reimbursement”). For the avoidance of doubt, the Investor Expense Reimbursement, shall be non-refundable when paid as of the Closing Date, regardless of whether any Fixed Purchases, VWAP Purchases or Additional VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement and the Company shall have no obligation to make any additional payments. The Company shall pay all U.S. federal, state and local stamp and other similar transfer and other taxes and duties levied in connection with issuance of the Securities pursuant hereto.

(ii) Commitment Shares. In consideration for the Investor’s execution and delivery of this Agreement, concurrently with the execution and delivery of this Agreement on the Closing Date, the Company shall deliver irrevocable instructions to the Transfer Agent to issue to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day immediately following the Closing Date, the Commitment Shares, as DWAC Shares, such that they are credited to the Investor’s or its designee’s specified DWAC account with DTC under its FAST Program. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Closing Date, whether any Fixed Purchases, VWAP Purchases or Additional VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. The Commitment Shares shall constitute Registrable Securities and shall be included in the New Registration Statement and any post-effective amendment thereto, and the Prospectus included therein and, if necessary to register the resale thereof by the Investor under the Securities Act, in any New Registration Statement and any post-effective amendment thereto, in each case in accordance with this Agreement.

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(iii) Irrevocable Transfer Agent Instructions; Notice of Effectiveness. With respect to any post-effective amendment to the Initial Prospectus Supplement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall deliver or cause to be delivered to the Transfer Agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company) (i) irrevocable instructions executed by the Company and acknowledged in writing by the Transfer Agent and (ii) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein. For the avoidance of doubt, all Shares to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designee only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than those referred to in this Section 9.1(iv) will be given by the Company to the Transfer Agent, or any successor transfer agent of the Company, with respect to the Shares from and after Commencement, and the Shares covered by the Initial Prospectus Supplement or any post-effective amendment thereof, or any New Registration Statement or post-effective amendment thereof, as applicable, shall otherwise be freely transferable on the books and records of the Company and no stop transfer instructions shall be maintained against the transfer thereof. The Company agrees that if the Company fails to fully comply with the provisions of this Section 9.1(iv) within three (3) Trading Days after the date on which the Investor has provided the deliverables referred to above that the Investor is required to provide to the Company or the Transfer Agent, the Company shall, at the Investor’s written instruction, purchase from the Investor all shares of Common Stock purchased or acquired by the Investor pursuant to this Agreement that contain the restrictive legend referred to in Section 9.1(iii) hereof (or any similar restrictive legend) at the greater of (i) the purchase price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.

Section 9.2. Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(i) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company, on the one hand, and the Investor, on the other hand, shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(ii) Each of the Company and the Investor (a) hereby irrevocably submits to the jurisdiction of the U.S. District Court and other courts of the United States sitting in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Investor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.2 shall affect or limit any right to serve process in any other manner permitted by law.

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(iii) EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO ENTERED INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.2.

Section 9.3. Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to subject matter hereof not expressly set forth in the Transaction Documents. The Disclosure Schedule and all exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

Section 9.4. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to the Company:

ProPhase Labs, Inc.

711 Stewart Avenue, Suite 200

Garden City, NY 11530

Attention: Ted Karkus

Email: karkus@prophaselabs.com

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With a copy (which shall not constitute notice) to:

Reed Smith LLP

599 Lexington Avenue

New York, NY 10022-7650

Attention: Herbert F. Kozlov

Email: hkozlov@reedsmith.com

If to the Investor:

Keystone Capital Partners, LLC

139 Fulton Street, Suite 412

New York, NY 10038

Telephone Number: (646) 349-0916

Email: fz@keystone-cp.com

Attention: Fredric G. Zaino

With a copy (which shall not constitute notice) to:

Pryor Cashman LLP

7 Times Square

New York, NY 10036

Attention: M. Ali Panjwani, Esq.

Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto.

Section 9.5. Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the filing of the Initial Prospectus Supplement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 9.6. Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the filing of the Initial Prospectus Supplement with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 9.7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

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Section 9.8. Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices and number of shares of Common Stock in any Transaction Document shall, in all cases, be subject to adjustment for any stock splits, stock combinations, stock dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement.

Section 9.9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of their respective rights or obligations hereunder to any Person.

Section 9.10. No Third Party Beneficiaries. This Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 9.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to the choice of law provisions of such state that would cause the application of the laws of any other jurisdiction.

Section 9.12. Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) the provisions of Article VII (Termination) and Article VIII (Indemnification) shall remain in full force and effect indefinitely notwithstanding such termination.

Section 9.13. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 9.14. Publicity. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (i) contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby.

Section 9.15. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 9.16. Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

PROPHASE LABS, INC.:

By:	/s/ Ted Karkus
Name:	Ted Karkus
Title:	Chairman of the Board and Chief Executive Officer

THE INVESTOR:

KEYSTONE CAPITAL PARTNERS, LLC:

By:	/s/ Fredric Zaino
Name:	Fredric Zaino
Title:	CEO

1

ANNEX I TO THE
COMMON STOCK PURCHASE AGREEMENT
DEFINITIONS

“Additional VWAP Purchase” shall have the meaning assigned to such term in Section 2.3.

“Additional VWAP Purchase Commencement Time” means, the latest of (A) the applicable VWAP Purchase Termination Time with respect to the corresponding VWAP Purchase on such Additional VWAP Purchase Date, (B) the applicable Additional VWAP Purchase Termination Time with respect to the most recently completed prior Additional VWAP Purchase on such Additional VWAP Purchase Date, as applicable, and (C) the time at which all shares of Common Stock subject to all prior VWAP Purchases and Additional VWAP Purchases (as applicable), including, without limitation, those that have been effected on the same business day as the applicable Additional VWAP Purchase.

“Additional VWAP Purchase Confirmation” shall have the meaning assigned to such term in Section 2.3 and shall be in the form attached hereto as Annex 2.3C.

“Additional VWAP Purchase Date” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, the Trading Day (i) that is also the VWAP Purchase Date for the corresponding VWAP Purchase referred to in clause (i) of the second sentence of Section 2.3 and (ii) on which the Investor receives, prior to 2:00 p.m., New York City time, on such Trading Day, a valid Additional VWAP Purchase Notice for such Additional VWAP Purchase in accordance with this Agreement.

“Additional VWAP Purchase Maximum Amount” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, a number of shares of Common Stock equal to the lesser of (i) 300% of the number of Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Fixed Purchase Notice for the corresponding Fixed Purchase referred to in clause (i) of the second sentence of Section 2.3 and (ii) a number of Shares equal to (A) the Additional VWAP Purchase Share Percentage multiplied by (B) the trading volume of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) during the applicable Additional VWAP Purchase Period on the applicable Additional VWAP Purchase Date for such Additional VWAP Purchase.

“Additional VWAP Purchase Notice” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, an irrevocable written notice delivered by the Company to the Investor, prior to 2:00 p.m., New York City time, on the applicable Additional VWAP Purchase Date for such Additional VWAP Purchase, directing the Investor to purchase an Additional VWAP Purchase Share Amount (such specified Additional VWAP Purchase Share Amount subject to adjustment as set forth in Section 2.3 as necessary to give effect to the Additional VWAP Purchase Maximum Amount), at the applicable Additional VWAP Purchase Price therefor on the applicable Additional VWAP Purchase Date for such Additional VWAP Purchase in accordance with this Agreement.

I-1

“Additional VWAP Purchase Period” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, the period on the applicable Additional VWAP Purchase Date for such Additional VWAP Purchase beginning at the applicable Additional VWAP Purchase Commencement Time and ending at the applicable Additional VWAP Purchase Termination Time.

“Additional VWAP Purchase Price” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, the purchase price per Share to be purchased by the Investor in such Additional VWAP Purchase equal to ninety percent (90%) of the lower of (i) the VWAP for the applicable Additional VWAP Purchase Period during the applicable Additional VWAP Purchase Date for such Additional VWAP Purchase, and (ii) the lowest traded price of the Common Stock on such applicable Additional VWAP Purchase Date for such Additional VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Additional VWAP Purchase Share Amount” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, the number of Shares to be purchased by the Investor in such Additional VWAP Purchase as specified by the Company in the applicable Additional VWAP Purchase Notice, which number of Shares shall not exceed the applicable Additional VWAP Purchase Maximum Amount.

“Additional VWAP Purchase Share Percentage” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, thirty percent (30%).

“Additional VWAP Purchase Share Volume Maximum” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, a number of shares of Common Stock equal to (i) the number of Shares specified by the Company in the applicable Additional VWAP Purchase Notice as the Additional VWAP Purchase Share Amount to be purchased by the Investor in such Additional VWAP Purchase, divided by (ii) the Additional VWAP Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“Additional VWAP Purchase Termination Time” means, with respect to an Additional VWAP Purchase made pursuant to Section 2.3, the earliest of (i) 8:00 p.m., New York City time, on the applicable Additional VWAP Purchase Date, or such other time publicly announced by the Trading Market as the official close of trading on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market as the official close of trading on such Eligible Market) on such applicable Additional VWAP Purchase Date, (ii) such time, from and after the Additional VWAP Purchase Commencement Time for such Additional VWAP Purchase, that the trading volume of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) has exceeded the applicable Additional VWAP Purchase Share Volume Maximum and (iii) such time, from and after the Additional VWAP Purchase Commencement Time for such Additional VWAP Purchase, that any sale price of the Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) has fallen below the applicable Floor Price for such applicable Additional VWAP Purchase.

I-2

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Aggregate Limit” shall have the meaning assigned to such term in Section 1.1.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Applicable Laws” shall have the meaning assigned to such term in Section 4.13.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state law for the relief of debtors.

“Base Prospectus” shall mean the Company’s prospectus, dated November 20, 2024, a preliminary form of which is included in the Registration Statement, including the documents incorporated by reference therein.

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 2.5.

“Bloomberg” means Bloomberg, L.P.

“Bring Down Opinion” shall have the meaning assigned to such term in Section 5.15.

“Broker-Dealer” shall have the meaning assigned to such term in Section 5.13.

“Bylaws” shall have the meaning assigned to such term in Section 4.4.

“Charter” shall have the meaning assigned to such term in Section 3.3.

“Closing” shall have the meaning assigned to such term in Section 1.2

“Closing Date” means the date of this Agreement.

“Closing Sale Price” means, for the Common Stock as of any date, the last closing trade price for the Common Stock on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market), as reported by Bloomberg, or, if the Trading Market (or such Eligible Market, as applicable) begins to operate on an extended hours basis and does not designate the closing trade price for the Common Stock, then the last trade price for the Common Stock prior to 4:00 p.m., New York City time, as reported by Bloomberg. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commencement” shall have the meaning assigned to such term in Section 2.1

“Commencement Date” shall have the meaning assigned to such term in Section 2.1.

“Commission” means the U.S. Securities and Exchange Commission or any successor entity.

I-3

“Commission Documents” shall mean (1) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to the reporting requirements of the Exchange Act, including all material filed with or furnished to the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act since December 31, 2023, and which hereafter shall be filed with or furnished to the Commission by the Company, including, without limitation, the Current Report, (2) each registration statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (3) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Commitment Shares” means 352,176 shares of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock which, concurrently with the execution and delivery of this Agreement on the Closing Date, the Company has caused its transfer agent to issue and deliver to the Investor not later than 4:00 p.m. (New York City time) on the Trading Day immediately following the Closing Date pursuant to Section 9.1(ii).

“Common Stock” shall have the meaning assigned to such term in the recitals of this Agreement.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning assigned to such term in the preamble of this Agreement.

“Compliance Certificate” shall have the meaning assigned to such term in Section 6.2(ii).

“Current Report” shall have the meaning assigned to such term in Section 1.3.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 8.1.

“Dilutive Issuance” shall have the meaning assigned to such term in Section 5.6(ii).

“Disclosure Schedule” shall have the meaning assigned to such term in Section 4.1.

“Disqualification Event” shall have the meaning assigned to such term in Section 4.37.

I-4

“DTC” means The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 2.6.

“DWAC Shares” means shares of Common Stock issued pursuant to this Agreement that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and without stop transfer instructions maintained against the transfer thereof and (iii) timely credited by the Company to the Investor’s or its designated Broker-Dealer at which the account or accounts to be credited with the Securities being purchased by Investor are maintained specified DWAC account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” means, with respect to any New Registration Statement filed (or any post-effective amendment thereto), as applicable, the date on which the Initial Prospectus Supplement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Effectiveness Deadline” means within sixty (60) calendar days of the date it is determined that a New Registration need be filed.

“Eligible Market” means The New York Stock Exchange, The New York Stock Exchange American, Nasdaq Capital Market (“Nasdaq”), The Nasdaq Global Market, or The Nasdaq Global Select Market (or any nationally recognized successor to any of the foregoing).

“Environmental Laws” shall have the meaning assigned to such term in Section 4.16 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exempt Issuance” means the issuance of (a) Common Stock, options or other equity incentive awards to employees, officers, directors or vendors of the Company pursuant to any equity incentive plan duly adopted for such purpose, by the Company’s Board of Directors or a majority of the members of a committee of the Board of Directors established for such purpose, (b) (1) any Securities issued to the Investor pursuant to this Agreement, (2) any securities issued upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents held by the Investor at any time, or (3) any securities issued upon the exercise or exchange of or conversion of any Common Stock Equivalents issued and outstanding on the date of this Agreement, provided that such securities referred to in this clause (3) have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Company’s Board of Directors or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions can have a Variable Rate Transaction component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, or (d) Common Stock issued by the Company by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, exclusively through a registered broker-dealer, as the Company’s sales agent, pursuant to one or more written agreements between the Company and such registered broker-dealer.

I-5

“FCPA” shall have the meaning assigned to such term in Section 4.33.

“Filed Commission Document” shall have the meaning assigned to such term in Section 4.6.

“Filing Deadline” means within fifteen (15) calendar days of the date it is determined that a New Registration need be filed.

“FINRA” means the Financial Industry Regulatory Authority.

“Fixed Purchase” shall have the meaning assigned to such term in Section 2.1.

“Fixed Purchase Confirmation” shall have the meaning assigned to such term in Section 2.1 and shall be in the form attached hereto as Annex 2.1B.

“Fixed Purchase Date” means, with respect to a Fixed Purchase made pursuant to Section 2.1, the Trading Day on which the Investor receives, after 4:00 p.m., New York City time, but prior to 5:30 p.m., New York City time, on such Trading Day, a valid Fixed Purchase Notice for such Fixed Purchase in accordance with this Agreement.

“Fixed Purchase Maximum Amount” means, with respect to a Fixed Purchase made pursuant to Section 2.1, the lesser of 100,000 shares of Common Stock or $100,000.

“Fixed Purchase Notice” means, with respect to a Fixed Purchase pursuant to Section 2.1, an irrevocable written notice delivered by the Company to the Investor directing the Investor to purchase a Fixed Purchase Share Amount (such specified Fixed Purchase Share Amount subject to adjustment as set forth in Section 2.1 as necessary to give effect to the Fixed Purchase Maximum Amount), at the applicable Fixed Purchase Price therefor on the applicable Fixed Purchase Date for such Fixed Purchase in accordance with this Agreement.

“Fixed Purchase Price” means, with respect to a Fixed Purchase made pursuant to Section 2.1, the purchase price per Share to be purchased by the Investor in such Fixed Purchase equal to the lesser of 90% (i) of the daily volume weighted average price of the Company’s Common Stock on the Nasdaq, as reported by Bloomberg Financial LP using the AQR function for the five (5) Trading Days immediately preceding the applicable Fixed Purchase Date for such Fixed Purchase and (ii) of the lowest traded price of a share of Common Stock on the applicable Fixed Purchase Date for such Fixed Purchase during the full Trading Day on the Nasdaq following such applicable Purchase Date (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of this Agreement).

I-6

“Fixed Purchase Share Amount” means, with respect to a Fixed Purchase made pursuant to Section 2.1, the number of Shares to be purchased by the Investor in such Fixed Purchase as specified by the Company in the applicable Fixed Purchase Notice, which number of Shares shall not exceed the applicable Fixed Purchase Maximum Amount (calculated as of the applicable Fixed Purchase Date).

“Floor Price” means a price equal to 85% of the Closing Price on the Trading Day the applicable Additional VWAP Purchase Notice or VWAP Purchase Notice is delivered to Investor along with the Fixed Purchase Notice.

“Free Writing Prospectus” shall mean a “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s capital stock immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of the Company’s Voting Stock representing more than 50% of the total voting power of the Company’s Voting Stock (excluding any Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires Voting Stock of the Company representing more than 50% of the total voting power of the Company’s Voting Stock (not including any Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Stock of the Company representing more than 50% of the total voting power of the Company’s Voting Stock.

“GAAP” shall have the meaning assigned to such term in Section 4.6(b).

“Initial Prospectus Supplement” shall have the meaning assigned to such term in Section 1.3.

“Investment Period” means the period commencing on the date the Initial Prospectus Supplement is filed and expiring on the date this Agreement is terminated pursuant to Article VII.

I-7

“Investor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Investor Expense Reimbursement” shall have the meaning assigned to such term in Section 9.1(i).

“Investor Party” shall have the meaning assigned to such term in Section 8.1.

“Issuer Covered Person” shall have the meaning assigned to such term in Section 4.37.

“IT Systems” shall have the meaning assigned to such term in Section 4.36.

“Knowledge” means, with respect to the Company, the actual knowledge of the Company’s Chief Executive Officer Chief Medical Officer, and President, its Chief Financial Officer and Treasurer, in each case after reasonable inquiry of all officers, directors and employees of the Company under their direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question.

“Material Adverse Effect” means any material adverse effect on (i) the enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company other than any material adverse effect that resulted primarily from (A) any change in the United States or foreign economies or securities or financial markets in general, (B) any change that generally affects the industry in which the Company operates, (C) any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by the Investor, its Affiliates or its or their successors and assigns with respect to the transactions contemplated by this Agreement, (E) the effect of any change in applicable laws or accounting rules, or (F) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to which it is a party to be performed as of the date of determination.

“Material Agreements” shall have the meaning assigned to such term in Section 4.17.

“Money Laundering Laws” shall have the meaning assigned to such term in Section 4.34.

“New Registration Statement” shall mean a registration statement on Form S-3 filed by the Company with the Commission under the Securities Act for the registration of the Securities, as such registration statement may be amended and supplemented from time to time (including any related abbreviated registration statement to register additional shares of Common Stock filed by the Company pursuant to Rule 462(b) under the Securities Act), including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, including any comparable successor registration statement filed by the Company with the Commission under the Securities Act for the registration of shares of its Common Stock, including the Shares.

I-8

“Notice Delivery Time” shall have the meaning assigned to such term in Section 6.3.

“Notice of Effectiveness” shall have the meaning assigned to such term in Section 9.1(iv).

“OFAC” shall have the meaning assigned to such term in Section 4.35.

“Permitted Free Writing Prospectus” shall have the meaning assigned to such term in Section 5.10(b).

“Person” means any person or entity, whether a natural person, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority.

“Personal Data” shall have the meaning assigned to such term in Section 4.36.

“Prospectus” means the Base Prospectus, as supplemented by any Prospectus Supplement, including the documents incorporated by reference therein, together with any Permitted Free Writing

“Prospectus Supplement” means any prospectus supplement to the Prospectus related to the offer and sale of the Securities filed with the Commission from time to time pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein.

“Reference Period” shall have the meaning assigned to such term in Section 5.6(ii).

“Reference Price” shall have the meaning assigned to such term in Section 5.6(ii).

“Registrable Securities” means the Shares.

“Registration Period” shall have the meaning assigned to such term in Section 5.10.

“Registration Statement” shall mean the registration statement on Form S-3 (File No. 333-283182), filed by the Company with the Commission under the Securities Act for the registration of the Securities, as such Registration Statement may be amended and supplemented from time to time (including any related abbreviated registration statement to register additional shares of Common Stock filed by the Company pursuant to Rule 462(b) under the Securities Act), including all documents filed as part thereof or incorporated by reference therein, and including all information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, including any comparable successor registration statement filed by the Company with the Commission under the Securities Act for the registration of shares of its Common Stock, including the Shares.

“Regulation D” shall have the meaning assigned to such term in the recitals of this Agreement.

“Representation Date” shall have the meaning assigned to such term in Section 5.15.

“Restricted Period” shall have the meaning assigned to such term in Section 5.9(i).

I-9

“Restricted Person” shall have the meaning assigned to such term in Section 5.9(i).

“Restricted Persons” shall have the meaning assigned to such term in Section 5.9(i).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Sale Price” means any trade price for a share of Common Stock executed on the Trading Market (or if the Common Stock is then traded on an Eligible Market, on such Eligible Market) between 9:30 a.m., New York City time, or such other time publicly announced by the Trading Market or such other Eligible Market, as the case may be, and ending at 4:00 p.m., New York City time, on the applicable Purchase Date, as reported by Bloomberg.

“Sanctioned Countries” shall have the meaning assigned to such term in Section 4.35.

“Sanctioned Country” shall have the meaning assigned to such term in Section 4.35.

“Sanctioned Persons” shall have the meaning assigned to such term in Section 4.35.

“Sanctions” shall have the meaning assigned to such term in Section 4.35.

“Section 4(a)(2)” shall have the meaning assigned to such term in the recitals of this Agreement.

“Securities” means, collectively, the Shares and the Commitment Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the shares of Common Stock that are and/or may be purchased by the Investor under this Agreement pursuant to one or more Fixed Purchase Notices, VWAP Purchase Notices or Additional VWAP Purchase Notices, but not including the Commitment Shares.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Stock Plan” shall have the meaning assigned to such term in Section 4.22.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other Persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Total Purchase Commitment” shall have the meaning assigned to such term in Section 1.1.

“Trading Day” shall mean any day on which the Trading Market or, if the Common Stock is then listed on an Eligible Market, such Eligible Market is open for trading, including any day on which the Trading Market (or such Eligible Market, as applicable) is open for trading for a period of time less than the customary time.

I-10

“Trading Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto).

“Transaction Documents” means, collectively, this Agreement (as qualified by the Commission Documents and the Disclosure Schedule) and the exhibits hereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Transfer Agent” means Equiniti Trust Company LLC, or such other Person who is then serving as the transfer agent for the Company in respect of the Common Stock.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock or Common Stock Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, Common Stock or Common Stock Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement with any Person other than the Investor or an Affiliate of the Investor, including, but not limited to, an “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Common Stock or Common Stock Equivalents, whereby the Company may sell Common Stock or Common Stock Equivalents at a future determined price.

“Voting Stock” means securities of any class or kind having the power to vote generally for the election of directors, managers or other voting members of the governing body of the Company or any successor thereto.

“VWAP” means, for the Common Stock for a specified period, the dollar volume-weighted average price for the Common Stock on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market), for such period, as reported by Bloomberg through its “AQR” function. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

I-11

“VWAP Purchase” shall have the meaning assigned to such term in Section 2.2.

“VWAP Purchase Commencement Time” means, with respect to a VWAP Purchase made pursuant to Section 2.2, on the applicable VWAP Purchase Date, the open (or commencement) of trading on the Trading Market (or such Eligible Market, as applicable) on such applicable VWAP Purchase Date.

“VWAP Purchase Confirmation” shall have the meaning assigned to such term in Section 2.2 and shall be in the form attached hereto as Annex 2.2B.

“VWAP Purchase Date” means, with respect to a VWAP Purchase made pursuant to Section 2.2, the Trading Day immediately following the applicable Fixed Purchase Date with respect to the corresponding Fixed Purchase referred to in clause (i) of the second sentence of Section 3.2, on which the Investor receives, concurrently with the receipt of the applicable Fixed Purchase Notice for such corresponding Fixed Purchase, after 4:00 p.m., New York City time, but prior to 5:30 p.m., New York City time, on such applicable Fixed Purchase Date, a valid VWAP Purchase Notice for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Maximum Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.2, a number of shares of Common Stock equal to the lesser of (i) 300% of the number of Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Fixed Purchase Notice for the corresponding Fixed Purchase referred to in clause (i) of the second sentence of Section 2.2 and (ii) 30% of the trading volume in the Company’s Common Stock on the Nasdaq during the applicable VWAP Purchase Period on the applicable VWAP Purchase Date.

“VWAP Purchase Notice” means, with respect to a VWAP Purchase made pursuant to Section 2.2, an irrevocable written notice delivered by the Company to the Investor (concurrently with the delivery of the applicable Fixed Purchase Notice by the Company to the Investor on the applicable Fixed Purchase Date with respect to the corresponding Fixed Purchase referred to in clause (i) of the second sentence of Section 2.2) directing the Investor to purchase a VWAP Purchase Share Amount (such specified VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.2 as necessary to give effect to the VWAP Purchase Maximum Amount), at the applicable VWAP Purchase Price therefor on the applicable VWAP Purchase Date for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Period” means, with respect to a VWAP Purchase made pursuant to Section 2.2, the period on the applicable VWAP Purchase Date for such VWAP Purchase beginning at the applicable VWAP Purchase Commencement Time and ending at the applicable VWAP Purchase Termination Time.

“VWAP Purchase Price” means, with respect to a VWAP Purchase made pursuant to Section 2.2, the purchase price per Share to be purchased by the Investor in such VWAP Purchase equal to the lesser of ninety percent (90%) of (i) the lowest traded price of the Common Stock on the applicable VWAP Purchase Date and (ii) the VWAP during the applicable VWAP Purchase Period.

I-12

“VWAP Purchase Share Amount” means, with respect to a VWAP Purchase made pursuant to Section 2.2, the number of Shares to be purchased by the Investor in such VWAP Purchase as specified by the Company in the applicable VWAP Purchase Notice, which number of Shares shall not exceed the applicable VWAP Purchase Maximum Amount.

“VWAP Purchase Share Percentage” means, with respect to a VWAP Purchase made pursuant to Section 2.2, thirty percent (30%).

“VWAP Purchase Share Volume Maximum” means, with respect to a VWAP Purchase made pursuant to Section 2.2, a number of shares of Common Stock equal to (i) the number of Shares specified by the Company in the applicable VWAP Purchase Notice as the VWAP Purchase Share Amount to be purchased by the Investor in such VWAP Purchase, divided by (ii) the VWAP Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

“VWAP Purchase Termination Time” means, with respect to a VWAP Purchase made pursuant to Section 2.2, the earliest of (i) 8:00 p.m., New York City time, on the applicable VWAP Purchase Date, or such other time publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official close of trading on the Trading Market on such applicable VWAP Purchase Date, (ii) such time, from and after the VWAP Purchase Commencement Time for such VWAP Purchase, that the trading volume of shares of Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) has exceeded the applicable VWAP Purchase Share Volume Maximum and (iii) such time, from and after the VWAP Purchase Commencement Time for such VWAP Purchase, that any sale price of the Common Stock traded on the Trading Market (or, if the Common Stock is then listed on an Eligible Market, on such Eligible Market) has fallen below the applicable Floor Price for such applicable VWAP Purchase.

I-13

EXHIBIT A TO THE
COMMON STOCK PURCHASE AGREEMENT

[TO BE FURNISHED SEPARATELY]

A-1

EXHIBIT B TO THE
COMMON STOCK PURCHASE AGREEMENT
CERTiFICATE OF THE COMPANY

CLOSING CERTIFICATE

__, 2025

The undersigned, the [●] of ProPhase Labs, Inc., a Delaware corporation (the “Company”), delivers this certificate in connection with the Common Stock Purchase Agreement, dated as of January 29, 2025 (the “Agreement”), by and between the Company and Keystone Capital Partners, LLC, a Delaware limited liability company (the “Investor”), and hereby certifies on the date hereof that (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1. Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Incorporation of the Company, as amended through the date hereof, as filed with the State of Delaware. The Certificate of Incorporation of the Company has not been further amended or restated, and no document with respect to any amendment to the Certificate of Incorporation of the Company has been filed in the State of Delaware since the date shown on the face of the state certification relating to the Company’s Certificate of Incorporation, which is in full force and effect on the date hereof, and no action has been taken by the Company in contemplation of any such amendment or the dissolution, merger or consolidation of the Company.

2. Attached hereto as Exhibit B is a true and complete copy of the Bylaws of the Company, as amended and restated through, and as in full force and effect on, the date hereof, and no proposal for any amendment, repeal or other modification to the Bylaws of the Company has been taken or is currently pending before the Board of Directors or stockholders of the Company.

3. The Board of Directors of the Company has approved the transactions contemplated by the Transaction Documents; said approval has not been amended, rescinded or modified and remains in full force and effect as of the date hereof. Attached hereto as Exhibit C are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company via unanimous written consent on [●], 2025.

4. Each person who, as an officer of the Company, or as attorney-in-fact of an officer of the Company, signed the Transaction Documents to which the Company is a party, was duly elected, qualified and acting as such officer or duly appointed and acting as such attorney-in-fact, and the signature of each such person appearing on any such document is his genuine signature.

IN WITNESS WHEREOF, I have signed my name as of the date first above written.

Name:
Title:

B-1

EXHIBIT C TO THE
COMMON STOCK PURCHASE AGREEMENT
COMPLIANCE CERTIFICATE

The undersigned, the [●] of ProPhase Labs, Inc., a Delaware corporation (the “Company”), delivers this certificate in connection with the Common Stock Purchase Agreement, dated as of January 29, 2025 (the “Agreement”), by and between the Company and Keystone Capital Partners, LLC, a Delaware limited liability company (the “Investor”), and hereby certifies on the date hereof that, to the best of his knowledge after reasonable investigation, on behalf of the Company (capitalized terms used herein without definition have the meanings assigned to them in the Agreement):

1. The undersigned is the duly appointed [●] of the Company.

2. Except as set forth in the attached Disclosure Schedule, the representations and warranties of the Company set forth in Article IV of the Agreement (i) that are not qualified by “materiality” or “Material Adverse Effect” are true and correct in all material respects as of [the Commencement Date] [the date hereof] with the same force and effect as if made on [the Commencement Date] [the date hereof], except to the extent such representations and warranties are as of another date, in which case, such representations and warranties are true and correct in all material respects as of such other date and (ii) that are qualified by “materiality” or “Material Adverse Effect” are true and correct as of [the Commencement Date] [the date hereof] with the same force and effect as if made on [the Commencement Date] [the date hereof], except to the extent such representations and warranties are as of another date, in which case, such representations and warranties are true and correct as of such other date.

3. The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Company, respectively, [at or prior to Commencement][on or prior to the date hereof].

4. The Shares issuable in respect of each Fixed Purchase Notice, each VWAP Purchase Notice, and each Additional VWAP Purchase Notice effected pursuant to the Agreement shall be delivered to the Investor electronically as DWAC Shares, and shall be freely tradable and transferable and without restriction on resale and without any stop transfer instructions maintained against such Shares.

5. As of [the Commencement Date][the date hereof], the Company does not possess any material non-public information.

6. As of [the Commencement Date][the date hereof], the Company has reserved out of its authorized and unissued Common Stock, 5,500,000 shares of Common Stock solely for the purpose of effecting Fixed Purchases, VWAP Purchases and Additional VWAP Purchases under the Agreement.

7. No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus under the Securities Act has been issued and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the Knowledge of the Company, threatened by the Commission.

The undersigned has executed this Certificate this [●] day of [●], 2025.

By:
Name:
Title:

C-1

DISCLOSURE SCHEDULEs
RELATING TO THE COMMON STOCK
PURCHASE AGREEMENT, DATED AS OF JANUARY 29, 2025
BY AND AMONG PROPHASE LABS, INC. AND Keystone Capital Partners, LLC

This disclosure schedules are made and given pursuant to Article IV of the Common Stock Purchase Agreement, dated as of January 29, 2025 (the “Agreement”), by and between ProPhase Labs, Inc., a Delaware corporation (the “Company”), and Keystone Capital Partners, LLC, a Delaware limited liability company (the “Investor”). Unless the context otherwise requires, all capitalized terms are used herein as defined in the Agreement. The numbers below correspond to the section numbers of representations and warranties in the Agreement most directly modified by the below exceptions.

ANNEX 2.1 TO THE

COMMON STOCK PURCHASE AGREEMENT

FORM OF FIXED PURCHASE NOTICE

To:
E-mail:

Reference is made to the Common Stock Purchase Agreement dated as of January 29, 2025, (the “Purchase Agreement”) between ProPhase Labs, Inc., a Delaware corporation (the “Company”), and Keystone Capital Partners, LLC, a Delaware limited liability company. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

In accordance with and pursuant to Section 2.1 of the Purchase Agreement, the Company hereby issues this Fixed Purchase Notice to exercise a Fixed Purchase for the Fixed Purchase Share Amount indicated below.

Fixed Purchase Share Amount (number of Shares):

Fixed Purchase Date:

Fixed Purchase Share Delivery Date:

Fixed Purchase Settlement Date:

Dollar Amount of Common Stock
Currently Available under the Aggregate Limit:

Dated:	ProPhase Labs, Inc.

By:
Name:
Title:
Address:
Email

AGREED AND ACCEPTED:
KEYSTONE CAPITAL PARTNERS, LLC

By:
Name:
Title:

ANNEX 2.1B TO THE

COMMON STOCK PURCHASE AGREEMENT

FORM OF FIXED PURCHASE CONFIRMATION

To:
E-mail:

Reference is made to the Common Stock Purchase Agreement dated as of January 29, 2025, (the “Purchase Agreement”) between ProPhase Labs, Inc., a Delaware corporation (the “Company”), and Keystone Capital Partners, LLC, a Delaware limited liability company. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

In accordance with and pursuant to Section 2.1 of the Purchase Agreement, the Investor hereby issues this Fixed Purchase Confirmation for the Fixed Share Amount indicated below.

Fixed Purchase Share Amount (number of Shares):

Fixed Purchase Date:

Daily volume weighted average price of the Company’s Common Stock on the Nasdaq, as reported by Bloomberg Financial LP using the AQR function for the five (5) Trading Days immediately preceding the applicable Fixed Purchase Date:

Lowest traded price of a share of Common Stock on the applicable Fixed Purchase Date:

Fixed Purchase Price (per Share) (90% of lower of two line items immediately above):

Total Aggregate Fixed Purchase Price:

Fixed Purchase Share Delivery Date:

Fixed Purchase Settlement Date:

Dated:	KEYSTONE CAPITAL PARTNERS, LLC

By:
Name:
Title:
Address:
Email:

AGREED AND ACCEPTED:
ProPhase Labs, Inc.

By:
Name:
Title:

ANNEX 2.2

TO THE COMMON STOCK PURCHASE AGREEMENT

FORM OF VWAP PURCHASE NOTICE

To:	E-mail:

Reference is made to the Common Stock Purchase Agreement dated as of January 29, 2025, (the “Purchase Agreement”) between ProPhase Labs, Inc., a Delaware corporation (the “Company”), and Keystone Capital Partners, LLC, a Delaware limited liability company. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

In accordance with and pursuant to Section 2.2 of the Purchase Agreement, the Company hereby issues this VWAP Purchase Notice to exercise a VWAP Purchase for the VWAP Purchase Share Amount indicated below.

VWAP Purchase Share Amount (number of Shares):

VWAP Purchase Date:

VWAP Purchase Share Delivery Date:

VWAP Purchase Settlement Date:

Dollar Amount of Common Stock Currently Available under the Aggregate Limit:

Dated:	ProPhase Labs, Inc.

By:
Name:
Title:
Address:
Email:

AGREED AND ACCEPTED:
KEYSTONE CAPITAL PARTNERS, LLC

By:
Name:
Title

ANNEX 2.2B

TO THE COMMON STOCK PURCHASE AGREEMENT

FORM OF VWAP PURCHASE CONFIRMATION

To:	E-mail

Reference is made to the Common Stock Purchase Agreement dated as of January 29, 2025, (the “Purchase Agreement”) between ProPhase Labs, Inc., a Delaware corporation (the “Company”), and Keystone Capital Partners, LLC, a Delaware limited liability company. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

In accordance with and pursuant to Section 2.2 of the Purchase Agreement, the Investor hereby issues this VWAP Purchase Confirmation for the VWAP Purchase Share Amount indicated below.

VWAP Purchase Share Amount (number of Shares):

VWAP Purchase Date:

VWAP Purchase Commencement Time:

VWAP Purchase Termination Time:

VWAP during the VWAP Purchase Period:

Closing Sale Price on the VWAP Purchase
Date:

VWAP Purchase Price (per Share) (90% of lower of two line items immediately above):

Total Aggregate VWAP Purchase Price:

VWAP Purchase Share Delivery Date:

VWAP Purchase Settlement Date:

Dated:	KEYSTONE CAPITAL PARTNERS, LLC

By:
Name:
Title:
Address:
Email:

AGREED AND ACCEPTED:
ProPhase Labs, Inc.

By:
Name:
Title:

ANNEX 2.3 TO THE

COMMON STOCK PURCHASE AGREEMENT

FORM OF ADDITIONAL VWAP PURCHASE NOTICE

To:
E-mail:

Reference is made to the Common Stock Purchase Agreement dated as of January 29, 2025 (the “Purchase Agreement”) between ProPhase Labs, Inc., a Delaware corporation (the “Company”), and Keystone Capital Partners, LLC, a Delaware limited liability company. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

In accordance with and pursuant to Section 2.3 of the Purchase Agreement, the Company hereby issues this Additional VWAP Purchase Notice to exercise an Additional VWAP Purchase for the Additional VWAP Purchase Share Amount indicated below.

Additional VWAP Purchase Share Amount (number of Shares):

Additional VWAP Purchase Date (indicate whether this is for the first, second, third, etc. Additional VWAP exercised by the Company on such Additional VWAP Purchase Date):

Additional VWAP Purchase Share Delivery Date:

Additional VWAP Purchase Settlement Date:

Dollar Amount of Common Stock Currently Available under the Aggregate Limit:

Dated:	ProPhase Labs, Inc.

By:
Name:
Title:
Address:
Email:

AGREED AND ACCEPTED:
KEYSTONE CAPITAL PARTNERS, LLC

By:
Name:
Title

ANNEX 2.3B TO THE

COMMON STOCK PURCHASE AGREEMENT

FORM OF ADDITIONAL VWAP PURCHASE CONFIRMATION

To:
E-mail

Reference is made to the Common Stock Purchase Agreement dated as of January 29, 2025, (the “Purchase Agreement”) between ProPhase Labs, Inc., a Delaware corporation (the “Company”), and Keystone Capital Partners, LLC, a Delaware limited liability company. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

In accordance with and pursuant to Section 2.3 of the Purchase Agreement, the Investor hereby issues this Additional VWAP Purchase Confirmation for the Additional VWAP Purchase Share Amount indicated below.

Additional VWAP Purchase Share Amount (number of Shares):

Additional VWAP Purchase Date (indicate whether this is for the first, second, third, etc. Additional VWAP exercised by the Company on such Additional VWAP Purchase Date):

Additional VWAP Purchase Commencement Time:

Additional VWAP Purchase Termination Time:

VWAP during the Additional VWAP Purchase Period:

Closing Sale Price on the Additional VWAP Purchase Date:

Additional VWAP Purchase Price (per Share) (90% of lower of two line items immediately above):

Total Aggregate Additional VWAP Purchase Price:

Additional VWAP Purchase Share Delivery Date:

Additional VWAP Purchase Settlement Date:

Dated:	KEYSTONE CAPITAL PARTNERS, LLC

By:
Name:
Title:
Address:
Email:

AGREED AND ACCEPTED:
ProPhase Labs, Inc.

By:
Name:
Title: